SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]


         Pre-Effective Amendment No. _5_                   [X]


         Post-Effective Amendment No. __                   [_]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940                                                       [X]


         Amendment No. _5_                                 [X]


--------------------------------------------------------------

LABRADOR MUTUAL FUND
(formerly named "Labrador Fund")
(Exact name of registrant as specified in charter)
--------------------------------------------------------------

2344 Corte De La Jara, Pleasanton, California 94566 (Address of principal executive offices)

Registrant's Telephone Number: 925-461-1848
--------------------------------------------------------------
Peter Allen Schuh, 2344 Corte De La Jara, Pleasanton, California 94566 (Name and address of agent for service)


--------------------------------------------------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.


The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.




LABRADOR MUTUAL FUND
FORM N-1A CROSS REFERENCE SHEET
Pursuant to Rule 481(a)
-----------------------



Item in Part A of Form N-1A               Location in Prospectus
---------------------------               ----------------------

1. Cover Page                             Cover Page

2. Synopsis                               Summary of Fund
                                          Expenses

3. Condensed Financial Information        Not Applicable

4. General Description of                 Cover Page; General
   Registrant                             Information

5. Management of the Fund                 Management Services

5A. Managers Discussion of                Not Applicable
    Fund Performance

6. Capital Stock and Other                General Information
   Securities

7. Purchase of Securities                 How to Buy Shares;
   Being Offered                          Distribution and
                                          Shareholder Servicing
                                          Plan

8. Redemption or Repurchase               How to Redeem Shares

9. Pending Legal Proceedings              Not Applicable


                                          Location In Statement
                                          of
Item in Part B of Form N1-A               Additional Information
---------------------------               -----------------------

10. Cover Page                            Cover Page

11. Table of Contents                     Table of Contents

12. General Information and               General Information;
    History                               General Information
                                          (Prospectus)

13. Investment Objectives,                Investment Objectives,
    Policies and Risks                    Policies and Risks


14. Management of the Registrant          Management

15. Control Persons and Principal         Trustees and Officers
    Holders of Securities                 (Prospectus)

16. Investment Advisory and               Management
    Other Services

17. Brokerage Allocation                  Portfolio Transactions;
                                          Distribution and
                                          Shareholder Servicing
                                          Plan

18. Capital Stock and Other               General Information;
    Securities                            General Information
                                          (Prospectus)

19. Purchase, Redemption and              Redemption of Fund
    Pricing of Securities                 Shares;
    Being offered                         How to Buy Shares
                                          (Prospectus); How to
                                          Redeem Shares
                                          (Prospectus) Valuation

20. Tax Status                            Dividends,
                                          Distributions
                                          and Taxes (Prospectus)

21. Underwriters                          Underwriters

22. Calculation of Performance            Investment Performance
    Data

23. Financial Statements                  Financial Statements





INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BY ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION

LABRADOR MUTUAL FUND
c/o Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana  46204

September 17, 1998

         Labrador Mutual Fund, (the "Trust") which has a similarly named portfolio called the Labrador Mutual Fund (the "Fund") is a mutual fund that invests principally in securities of companies which, in the opinion of the Fund's management, conduct their business in a socially responsible manner. Capital growth and current income are the primary and secondary investment objectives. Investment advisory and management services are provided to the Fund by Labrador Investment Advisors, Inc., (the "Manager"). For a description of the Fund's investment objectives and policies, including the risk factors associated with an investment in the Fund, see "Investment Objectives, Policies And Risks". There can be no assurance that the Fund's investment objectives will be achieved.

         This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone number or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.


SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE LOSS OF
PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS



Summary of Fund Expenses...................................

Investment Objectives, Policies and Risks..................

Management Services........................................

How to Buy Shares..........................................

Systematic Investment Plan.................................

How to Redeem Shares.......................................

Distribution and Shareholder Servicing Plan................

Dividends, Distributions and Taxes.........................

Description of Shares, Voting Rights and Liabilities.......

Advertising the Fund's Performance.........................

General Information........................................




SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of
offering price)...........................  None

Redemption Fee (as a percentage of the amount
subject to charge)........................  None***

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

- -----------------------------------------------------------------------
                                                     LABRADOR MUTUAL FUND
- -----------------------------------------------------------------------
Management Fee                                               1.50%
- -----------------------------------------------------------------------
12b-1 Fee**                                                  0.25%
- -----------------------------------------------------------------------
Other Expenses (after reimbursement)*                        0.65%
- -----------------------------------------------------------------------
Total Fund Operating Expenses (after reimbursement)*         2.40%
- -----------------------------------------------------------------------

* Above Other Expenses for the Fund are estimated for the current fiscal year. The Manager will reduce its fees and or reimburse the Fund for certain expenses to the extent necessary to limit total annual Fund operating expenses to the amount indicated in the table for the Fund. The
Fund is required to reimburse the Manager for any fee waivers or reimbursements during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. Absent the waivers/reimbursements, actual total Fund operating expenses are estimated to be 3.00% (1.25% other expenses). Any possible repayments for fee waivers or reimbursements will be counted to the oldest waivers/reimbursements first. The Manager may terminate these voluntary reductions with 60 days written notice to the Fund, however it intends to maintain the 2.4% expense limit for the current fiscal year. See "Management Fees."

EXAMPLE

         You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

1 YEAR............................................... $24

3 YEARS.............................................. $76


THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

--------------------



**       Pursuant to the Rules of the National Association of Securities
Dealers, Inc., the aggregate annual distribution fees on shares of the Fund may not exceed 7.25% of total gross sales, subject to certain exclusions. The 7.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, a long-term shareholder of the Fund may pay more in distribution fees than the economic equivalent of 7.25% of such shareholder's investment in such shares.

***      In addition to the expenses noted above, the Fund will charge
$15.00 for each wire redemption. See "How to Redeem Shares." For a further description of the various costs and expenses incurred in the Fund's operation, as well as expense reimbursement or waiver arrangements, see "Management Services."


The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Other Expenses are based on estimated amounts for the current fiscal year.


INVESTMENT OBJECTIVES, POLICIES AND RISKS


INVESTMENT OBJECTIVES - The Fund's primary and secondary investment objectives are to provide capital growth and current income. The Fund seeks to adhere to its objectives through the purchase and retention of shares of common stock of companies that, in the opinion of the Fund's management conduct their business in a socially responsible manner. There can be no assurances that the Fund's investment objectives will be achieved.

SPECIAL CONSIDERATIONS - TYPES OF COMPANIES SOUGHT FOR INVESTMENT - To assess whether a company conducts its business in a socially responsible manner, the Fund considers a company's record in the areas of (1) consumer protection and product safety, (2) protection and improvement of the environment and the proper use of natural resources, (3) equal employment opportunity, and (4) occupational health and safety. For example, consistent with its consumer protection screen, the Fund will not purchase shares in a company which manufactures tobacco products, hard liquor, or pornography. The consumer protection and product safety criteria include a company's record with regard to safety of product, marketing practices, and commitment to quality goods or services. There are few generally accepted measures of achievement with regard to these special considerations. The development of suitable measurement techniques, therefore, will be largely within the discretion and judgment of the management of the Fund. Management does not intend at present to evaluate in depth a company's activities not directly connected with the conduct of its business (such as participation in community improvement projects) or the secondary implications of corporate activities (for example, in examining banks, the business activities of their borrowers will not be evaluated).

         The Fund's special considerations tend to limit the availability of investment opportunities more than is customary with other investment companies. Management believes, however, that there are sufficient investment opportunities among companies that meet the Fund's special considerations to permit full investment, if management believes it desirable, in securities that meet the Fund's investment objectives of capital growth and current income.

         The Fund's objectives are fundamental and cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

THE INVESTMENT SELECTION PROCESS - Potential investment portfolio selections, which, in the opinion of the Manager reveal the potential of capital growth and current income (based on traditional investment considerations, including an opinion of the fundamental value of the security and other market factors) are selected by the Manager The Manager then begins a process of searching publicly available information about the company to determine its record in the areas of special consideration to the Fund. The Manager uses commercially available computer data bases, reviews and evaluations published or made available by "watchdog" groups whose interests focus on one or more of the special areas, such as the environment, as applicable. Additional data may be obtained, where practical, from local, state and federal agencies which maintain surveillance in certain areas of interest to the Fund and which provide this data to the public.

         If the initial evaluation reveals no negative pattern in the areas of special consideration to the Fund, a company's securities are eligible for purchase.

         If it is determined at any stage that purchase or retention of a portfolio security is not consistent with the Fund's special considerations, the security will not be purchased.

         If the security has already been purchased, the security will be sold as expeditiously as possible, consistent with the best interests of the Fund. While the Manager will disqualify a company evidencing a pattern of conduct that is inconsistent with the Fund's special standards of social responsibility, the Manager need not disqualify a company on the basis of incidents that, in the Manager's judgment, does not reflect the company's policies and overall current level of adherence to the areas of special consideration of the Fund, as seen in SPECIAL CONSIDERATIONS - TYPES OF COMPANIES SOUGHT FOR INVESTMENT.

MANAGEMENT POLICIES AND RISKS - Depending upon market conditions, the Fund attempts to be invested fully in common stocks which meet both traditional investment standards and the Fund's investment criteria described under "Types of Companies Sought for Investment."

         To earn additional income on its portfolio, the Fund may sell covered call option contracts on securities it owns to the extent of 20% of the value of its net assets at the time such option contracts are written. The Fund may also sell cash covered put option contracts.

         The Fund may allocate up to 5% of its assets for the purchase of exchange listed, equity put and call options. Such options must be on individual securities. A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security to another party at a fixed price. If the market value of the underlying security declines, the value of the put option would be expected to rise. If the market value of the underlying security remains the same or rises, however, the put option could lose all of its value, resulting in a loss of the cost of the put option premium to the Fund.

         A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security from another party at a fixed price. If the market value of the underlying security rises, the value of the call option would also be expected to rise. If the market value of the underlying security remains the same or declines, however, the call option could lose all of its value, resulting in a loss of the call option premium to the Fund.

         During periods in which management believes adverse trends are occurring in the financial markets or the economy, the Fund may adopt a temporary defensive posture to preserve shareholders' capital by investing in U.S. Government securities, time deposits, bank certificates of deposit and other short-term bank obligations issued in this country as well as those issued in dollar denominations by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks. When the Fund has adopted a temporary defensive posture, the entire portfolio can be so invested. During such periods, the Fund may not achieve its investment objectives.

         The Fund may invest in companies with substantial overseas activities, but, at present, management will not examine corporate activities carried on outside the United States.

         The Fund does not intend to hold any illiquid securities. In the event it does hold illiquid securities, at no time will that amount exceed 15% of net assets.

         A more detailed description of the securities in which the Fund may invest can be found in the Statement of Additional Information.

YEAR 2000 - The Fund's operations depend on the seamless functioning of computer systems in the financial service industry in general, and specifically on the systems used by the Advisor and Unified Fund Services. The Year 2000 issue relates to computer programs that use two digits rather than four to define calendar years. Computer programs may recognize a two-digit reference to the year 2000 (00), as 1900 rather than 2000. This could result in system failures or miscalculations, disrupting the processing of date-related information. If the Fund, the Advisor, Unified Fund Services or their respective computer services suppliers do not adequately address the Year 2000 issue, this issue could create problems in the handling of security trades, pricing and account servicing for the Fund.

         The Advisor has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Advisor has also been informed that appropriate steps are being taken by Unified Fund Services and the Fund's other major service providers. The Advisor believes that the Year 2000 Issue will not have a material impact on its ability to continue to fulfill its duties as Advisor to the Fund.


CERTAIN FUNDAMENTAL POLICIES - The Fund may (i) borrow money from banks to the extent permitted under the Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets; (ii) not invest more than 5% of the value of its total assets in the securities of any one issuer (except securities of the U.S. Government or any instrumentality thereof); and (iii) not invest more than 25% of its total assets in any single industry. This paragraph describes fundamental policies of the Fund which cannot be changed without approval by the holders of a majority (as defined in the Act) of the Fund's outstanding voting shares. See "Investment Objectives, Policies and Risks - Fundamental Investment Policies and Restrictions" in the Fund's Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES - The Fund may pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; See "Investment Objectives, Policies and Risks - Fundamental Investment Policies and Restrictions" in the Fund's Statement of Additional Information.

INVESTMENT CONSIDERATIONS - The Fund will not seek to realize profits by anticipating short-term market movements. When market conditions permit, the Fund generally intends to retain securities for at least the statutory long-term capital gain period. The annual portfolio turnover rate indicates the rate of change in the Fund's portfolio; for instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that, in view of the Fund's investment objectives, its annual portfolio turnover rate generally should not exceed 50%. When extraordinary market conditions prevail, a higher turnover rate and increased brokerage expenses may be expected.

CHANGES IN INVESTMENT POLICIES - Unless otherwise noted, the foregoing investment policies are not fundamental and the Fund's Board of Trustees may change such policies without the vote of a majority of the Fund's outstanding voting securities. The Board will not change the Fund's investment objectives of seeking to produce capital growth and current income without such a vote. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information.


MANAGEMENT SERVICES


THE MANAGER - The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and Labrador Investment Advisors, Inc., (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund. The address of the Manager is 2344 Corte De La Jara, Pleasanton, California 94566. The Manager has no previous experience in advising a mutual fund.

         The Manager was founded in September 1997 by Peter Allen Schuh and Allen John Schuh. Peter Allen Schuh, the Chairman of the Board, President, Secretary and Treasurer of the Fund, is the Chairman of the Board and President of the Manager. Peter Allen Schuh is a co-portfolio manager of the Fund. Peter Allen Schuh holds a B.S. degree from California Polytechnic State University, San Luis Obispo. He has co-authored several articles dealing with decision theory. Peter Allen Schuh worked at Merrill Lynch before starting Labrador Investment Advisors, Inc.

         Allen John Schuh, the Vice-President of the Fund, is also the Vice-President of the Manager and co-portfolio manager of the Fund. Allen John Schuh is currently a professor in the Department of Management and Finance at the California State University at Hayward. Allen John Schuh holds an A.B. degree from San Diego State University, a M.A. degree from the University of California, Berkeley, and a Ph.D. from The Ohio State University. Allen John Schuh has authored several dozen articles and papers dealing with decision theory, investing and related management issues. He has a management textbook in its fourth edition. His previous experience was with the accounting firm Ernst & Ernst, active duty with the United States Navy, and Lecturer at Old Dominion University. He has had many consulting assignments in his 30 year professional career. Professional memberships include; The Academy of Management, The Institute for Operations Research and The Management Sciences, The American Psychological Association, and The American Psychological Society.

Peter Allen Schuh, the Chairman and President of the Fund, is also the President of an Internet company named "Abridging, Inc." Abridging, Inc., will be paid by Labrador Investment Advisors, Inc., for Internet related servicing, including, but not limited to: web site development, web site maintenance, hosting, and advertising. Advertising may be purchased through Abridging, Inc., or in connection with Abridging, Inc., and any outside vendor in which Abridging, Inc., has an advertising contract. No fees will be charged to the Fund from any such services.

MANAGEMENT FEES - Under the terms of the Management Agreement, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 1.50% of the Fund's average daily net assets.

         Based on estimated expenses for the current fiscal year. The Manager has undertaken, until such time as it gives investors 60 days notice to the contrary, to waive its investment advisory fee to the extent Total Fund Operating Expenses (other than interest, taxes, brokerage fees incurred by purchasing and selling portfolio securities, and extraordinary items) exceed 2.40%.

EXPENSES - All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of trustees of the Fund, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

PORTFOLIO TRANSACTIONS - The Management Agreement recognizes that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage commission rates. Research and analysis received may be useful to the Manager in connection with its services to the Fund.

         In over-the-counter markets, orders are placed with responsible primary market makers unless a more favorable execution or price is believed to be obtainable.

         Consistent with these considerations, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

CUSTODIAN AND TRANSFER AGENT - Star Bank, N.A., 425 Walnut Street, M.L. 6118, P.O. Box 1118, Cincinnati, Ohio 45201-1118 is the Fund's custodian. Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204, IN 46204 is the Fund's transfer agent and dividend disbursing agent (the "Transfer Agent").


HOW TO INVEST IN THE FUND


         Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $2,500 ($1,500 for qualified retirement accounts and Automatic Investment Plan) and minimum subsequent investments of $75. Management may reduce the minimum account requirement for "special circumstances". "Special circumstances" will be reviewed by the Manager. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on purchases or redemption. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

PURCHASE OF FUND SHARES WITH COMPATABLE SECURITIES. At the discretion of the Manager, an investor may submit securities in exchange for Labrador Mutual Fund shares, provided the stocks submitted meet all of the criteria of the Fund's portfolio at that time. Prior approval of such exchange is required.

Initial Purchase

         By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it together with a check (subject to the above minimum amounts) made payable to the Labrador Mutual Fund, and sent to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below:

U.S. Mail:  Labrador Mutual Fund       Overnight:  Labrador Mutual Fund
    c/o Unified Fund Services, Inc.,      c/o Unified Fund Services, Inc.,
    P.O. Box 6110                         431 N. Pennsylvania Street
    Indianapolis, Indiana 46204-6110      Indianapolis, Indiana  46204


Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 800-494-6882 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application by facsimile. Then, you should provide your bank with the following information for purposes of wiring your investment:

           Star Bank, N.A. Cinti/Trust
           ABA # 0420-0001-3
           Attn: Labrador Mutual Fund
           D.D.A. #488919960
           Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

         You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

ADDITIONAL INVESTMENTS - You may purchase additional shares of the Fund at any time (minimum investment $75) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to the Labrador Mutual Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN - You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. An initial investment of $1,500 is required. Subsequent investments will be made monthly to allow dollar-cost averaging by automatically deducting a minimum of $75 from your bank checking account. You may change the amount of your monthly purchase at any time.

PURCHASES THROUGH PROCESSING ORGANIZATIONS - Shares of the Fund may also be purchased through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. Such shares may be transferred into the investor's name following procedures established by the Processing Organization and the Transfer Agent. The minimum initial and subsequent investments in the Fund for shareholders who invest through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Certain Processing Organizations may receive compensation from the Manager pursuant to the Fund's Distribution and Shareholder Servicing Plan. An investor contemplating investing with the Fund through a Processing Organization should read materials provided by the Processing Organization in conjunction with this Prospectus.

NET ASSET VALUE - Shares of the Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets, (minus its liabilities), by the total number of shares of the Fund outstanding. Purchases of Fund shares will be made in full and fractional shares of the Fund calculated to three decimal places.

TAX SHELTERED RETIREMENT PLANS - Since the Fund is oriented to longer term investments, the Fund may be a particularly appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans
(IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. The Manager may from time to time reimburse the shareholders for the yearly custodial fee. You can obtain information about the IRA custodial fees from the Transfer Agent.

OTHER PURCHASE INFORMATION - Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. The Fund will not be held accountable for any losses resulting from such bad check writing. The Fund Manager will bear any loss that is not covered by the responsible shareholder.

HOW TO REDEEM SHARES


         All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. There is a $15 charge for wire redemptions. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                                    Labrador Mutual Fund
                                    c/o Unified Fund Services, Inc.
                                    431 N. Pennsylvania Street
                                    Indianapolis, Indiana  46204

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Transfer Agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at 800-494-6882. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at 800-494-6882. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $1000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.


DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


         Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .25% of the average daily net assets of the Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limited to (i) compensation to securities dealers and other organizations including the Underwriter of the Fund, Unified Management Corporation (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Manager under the Plan.


DIVIDENDS, DISTRIBUTIONS AND TAXES


         The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in cash. All expenses are accrued daily and deducted before declaration of dividends to investors.

         Dividends derived from net investment income, together with distributions from net realized short-term securities gains, paid by the Fund will be taxable to U.S. shareholders as ordinary income for Federal income tax purposes. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes. Dividends and distributions also may be subject to state and local taxes. The Fund's distributions are taxable in the year paid, regardless of whether they are received in cash or reinvested in additional shares of the Fund, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

         Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distributions from securities gains, if any, paid during the year.

         An investor's redemption of Fund shares may result in a taxable gain or loss, depending upon whether the redemption proceeds payable to such investor are more or less than his adjusted tax basis for his redeemed shares.

         Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

         A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

         The Fund intends to qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for a 4% Federal excise tax on undistributed income.

         All investors should consult their tax advisers regarding specific questions as to Federal, state or local taxes.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Fund is a Delaware Business Trust established under a Declaration of Trust (as amended) dated February 22, 1998. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.0001 par value, issued in separate series. Each share of each series represents an equal proportionate interest in that series with each other share of that series.

         The assets of the Fund received for the issue or sale of the shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Fund. If a series was unable to meet its obligations, the assets of only that series, and no other series, will be available to creditors for that purpose. General liabilities, expenses, costs, charges or reserves which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees between or among any one or more of the series in such manner as the Trustees deem fair and equitable. In the event of the dissolution or liquidation of the Fund or any series, the holders of the shares of any series are entitled to ratably receive, as a class, the value of the underlying assets of such shares available for distribution to shareholders. However, the payment to the holders may be reduced by any fees, expenses or charges allocated to that series.

         Shares of the Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

         The Trustees of the Fund have the authority to designate additional series and to designate the relative rights and preferences between the different series. There is presently one series so designated. All shares issued and outstanding will be fully paid and nonassessable by the Fund, and redeemable as described in this Statement of Additional Information and in the Prospectus.

         The Trust Instrument provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to Fund or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In the case of settlement, such indemnification will be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and the Fund, their shareholders, trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and the Fund itself was unable to meet its obligations.



GENERAL INFORMATION



         In order to provide the initial capital for the Fund, Labrador Investment Advisors, Inc., has purchased a total of 10,000 shares of the Fund at $10.00 per share for an aggregate purchase price of $100,000. As long as Labrador Investment Advisors, Inc., owns more than 25% of the Fund's shares, it will be deemed to be in "control" of the Fund as that term is defined in the 1940 Act.

         No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Under the Fund's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when required in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

         Shareholder inquiries may be made by writing to the Transfer Agent at Unified Fund Services, Inc., 431 N. Pennsylvania Street,
Indianapolis, IN 46204, or by calling 800-494-6882.



=======================================================


LABRADOR MUTUAL FUND



INVESTMENT MANAGER
Labrador Investment Advisors, Inc.
2344 Corte De La Jara
Pleasanton, California 94566


TRANSFER AGENT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204


PORTFOLIO SECURITIES CUSTODIAN
Star Bank, N.A.
P.O. Box 1118
Cincinnati, Ohio 45201-1118


DISTRIBUTOR
Unified Management Corporation
431 N. Pennsylvania Street
Indianapolis, IN 46204



INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.



PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION SUBJECT TO COMPLETION


LABRADOR MUTUAL FUND



September 17, 1998


         This Statement of Additional Information, which is not a prospectus, expands upon and supplements the information contained in the current Prospectus of Labrador Mutual Fund (the "Trust") dated September 17, 1998. The Trust is set up as a series trust under the Laws of the State of Delaware. The similarly named Labrador Mutual Fund, (the "Fund") which is a series of the Trust was created on November 13, 1997 as amended February 22, 1998. The Statement of Additional Information should be read in conjunction with the Prospectus, which may be obtained without charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.


         Labrador Investment Advisors, Inc. (the "Manager") is the Fund's investment manager.





TABLE OF CONTENTS

Subject                                     Page

Investment Objectives, Policies and Risks

Certain Portfolio Securities

Trustees and Officers

Management

Distribution and Shareholder Servicing Plan

Redemption of Fund Shares

Valuation

General Information



INVESTMENT OBJECTIVES, POLICIES AND RISKS


         The investment objectives, policies and risks of the Fund are described in the Fund's Prospectus under the heading "Investment Objective, Policies and Risks". In addition to its investment objectives of seeking to produce capital growth and current income, the Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS


The Fund may not:

         1. Purchase or retain any securities of an issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         2.  Invest in commodities.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money from banks, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options shall not constitute borrowing.

         5.  Make loans to others.

         6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options.

         9. Invest 25% or more of the value of its total assets in any one industry.

         10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options, and collateral and initial or variation margin arrangements with respect to options.

         12.  Engage in short sales of securities.

         13. Invest in securities of foreign issuers (whether directly or through American Depository Receipts).

         14. Purchase securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition, and provided that any such purchase is permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except for the borrowing policies.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of the Fund's shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


CERTAIN PORTFOLIO SECURITIES


MONEY MARKET INSTRUMENTS

         The Fund may invest, in the circumstances described under "Investment Objectives, Policies and Risks," in the following types of money market instruments.

U.S. GOVERNMENT SECURITIES - The Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS - The Fund may invest in bank obligations, including certificates of deposit, time deposits and other short-term obligations of banks, savings and loan associations and other banking institutions.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association
Insurance Fund administered by the Federal Deposit Insurance Corporation.


TRUSTEES AND OFFICERS


         Trustees and officers of the Fund, together with their ages and information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Daniel Thomas Burke (27)        Trustee of the Fund; Chairman
834 Vallejo Street              of Re-Think Technology, (a San
San Francisco, California 94133 Francisco based ergonomic and occupational safety design and
                                manufacturing company).  Marketing
                                Manager at International Micro-
                                Computer Software Incorporated.

Allen John Schuh* (56)          Trustee, Vice-President of the
2344 Corte De La Jara           Fund; Vice-President of Labrador
Pleasanton, California 94566    Investment Advisors, Inc.;
                                Professor in the Department of
                                Management and Finance at the
                                California State University at
                                Hayward.

Peter Allen Schuh* (25)         Trustee, Chairman of the Board,
2344 Corte De La Jara           President, and Secretary of the
Pleasanton, California 94566    Fund; Chairman, Labrador
                                Investment Advisors, Inc.;
                                President of Abridging, Inc.;
                                Previously at Merrill Lynch,
                                Pierce, Fenner & Smith.

Leandro Vera (25)               Trustee of the Fund; Senior
5117 Glentree Drive             Consultant with IBM Global
San Jose, California 95129      Services, previously with both
                                Coopers and Lybrand, L.L.P,;
                                and Deloitte and Touche Consulting
                                Group.


         For so long as the Plan described in the section captioned "Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.


COMPENSATION TABLE


Currently the Fund complex only consists of the Fund itself.


Name of Person,           Aggregate                Total Compensation
Position               Compensation From       From Registrant and Fund
                         Registrant           Complex Paid to Directors


Daniel T.                  375                                   375*
Burke
Trustee

Allen J.                     0                                     0
Schuh
Trustee,
Vice-
President

Peter A.                     0                                     0
Schuh,
Trustee,
Chairman,
President,
Secretary

Leandro                    375                                    375*
Vera
Trustee

* The Fund typically pays its Trustees an annual retainer fee and reimburses them for their Board meeting expenses. The estimated aggregate amount of compensation paid to each Director by the Fund for the fiscal year ending December 31, 1998.



MANAGEMENT


         The following information supplements, and should be read in conjunction with, the section in the Fund's Prospectus entitled
"Management Services."

         Under the Management Agreement dated July 31, 1998, subject to the control of the Board of Trustees, Labrador Investment Advisors, Inc., (the "Manager"), manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Fund provides the Manager with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations.

         Pursuant to an undertaking to a state securities administrator, the Management Fee of the Manager will be reduced in the amount, if any, by which total expenses, including the management fee, but excluding interest, taxes, brokerage commissions, redemption fees, distribution fees and certain extraordinary expenses, exceed 2-1/2% of the first $30,000,000 of average net assets, 2% of the next $70,000,000 and 1-1/2% thereafter.

         After the first two years, the Management Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) majority vote of the outstanding voting securities (as defined in the 1940 Act): The majority is the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. In either event the continuance must be approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, approved the Agreement at a meeting held on July 31, 1998. The Agreement is terminable on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. As to the Fund, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Manager is a California corporation incorporated in 1997. Peter Allen Schuh is the Chief Executive Officer of the Manager. Allen John Schuh is the Vice-President of the Manager.


DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution and Shareholder Servicing Plan."

         Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Trustees have adopted such a plan (the "Plan"). The Fund's Trustees believe that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

         A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was approved by the Trustees and by Labrador Investment Advisors, Inc., as sole shareholder of the Fund, on July 31, 1998. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the Fund's shares. A Plan agreement is terminable, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


REDEMPTION OF FUND SHARES


         The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the New York Stock Exchange during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.


VALUATION


         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

         Portfolio securities, including covered call and put options written by the Fund, and call or put options purchased by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments (i.e., with maturities of 60 days or less) are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

UNDERWRITERS

         Unified Management Corporation, Inc. 431 North Pennsylvania Street, Indianapolis, Indiana 46204 will serve as the Fund's Underwriter. The offering will be continuous. Compensation will be paid by the Fund to Unified Management Corporation in an amount not greater than .25% of Fund assets.


INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n=ERV


Where:            P        =      a hypothetical $1,000 initial investment
                  T        =      average annual total return
                  n        =      number of years
                  ERV      =      ending redeemable value at the end of the
                                  applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         From time to time the Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of the Fund would have earned over a specified period of time (for example, one and five year periods or since inception), and assuming that all distributions and dividends paid by the Fund were reinvested on their investment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return.

         From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's shares, the Lipper analysis assumes investment of all dividends and distributions paid. The Fund may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance.

CONSENT OF INDEPENDENT AUDITOR

I consent to the inclusion in this registration statement of Form N-1A (File No.333-45579) of my report dated July 29, 1998, on my audit of the statement of assets and liabilities of Labrador Mutual Fund.


Marie Jones CPA

Saratoga, California
August 20, 1998

STATEMENT OF ASSETS AND LIABILITIES

July 29, 1998

                                                   LABRADOR MUTUAL FUND

ASSETS:
  Cash in Bank                                                 $100,000

  Total Assets                                                 $100,000

NET ASSETS                                                     $100,000

NET ASSETS CONSIST OF:
  Capital Paid In                                              $100,000

OUTSTANDING SHARES
  Indefinite Number of Shares of
  Beneficial Interest Authorized
  With Par Value of $.0001 Per Share                            $10,000

NET ASSET VALUE PER SHARE                                           $10

OFFERING PRICE PER SHARE                                            $10

LABRADOR MUTUAL FUND



NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

 The Labrador Mutual Fund (the "Trust") was organized as a business trust under the laws of the state of Delaware on November 13, 1997, as amended February 22, 1998. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $.0001 per share. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are freely transferable. The Labrador Mutual Fund is an open-end diversified portfolio of the Trust.

  The Trust uses an independent administrator, transfer agent, and dividend paying agent. No transactions other than those relating to organizational matters and the sale of 10,000 shares of Labrador Mutual Fund has taken place to date.

2. RELATED PARTY TRANSACTIONS

  In order to provide the initial capital for the Fund, Labrador Investment Advisors, Inc. has purchased a total of 10,000 shares of the Fund at $10.00 per share for an aggregate purchase price of $100,000. As long as Labrador Investment Advisors, Inc., owns more than 25% of the Fund's shares, it will be deemed to be in "control" of the Fund as that term is defined in the 1940 Act.

  Pursuant to a Management Agreement between the Fund and Labrador Investment Advisors, Inc., (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.

  Under the terms of the Management Agreement, the Fund has agreed to pay the Manager a management fee at the annual rate of 1.50% of the Fund's average daily net assets

  All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

  The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the Plan, exceed 2.40% of average annual net assets of the Fund, except that the amount of such fee waiver shall not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes.

3. CAPITAL STOCK AND DISTRIBUTION
  On July 31, 1998 an indefinite number of shares were authorized and paid-in capital amounted to $100,000 for Labrador Mutual Fund. Transactions in capital stock were as follows:


LABRADOR MUTUAL FUND

                                                              -------------
Shares sold.................................................     10,000
        Shares redeemed.....................................        -0-
                                                              -------------
        Net increase........................................     10,000
        Shares outstanding:
          Beginning of period...............................        -0-
                                                              -------------
          End of period.....................................     10,000
                                                              -------------

GENERAL INFORMATION


         TRANSFER AGENT. Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204.

         CUSTODIAN. Star Bank, N.A., 425 Walnut Street, M.L.6118, Sixth Floor, Cincinnati, Ohio 45202 serves as custodian of the Fund.

         DISTRIBUTOR. Unified Management Corporation, 431 N. Pennsylvania Street, Indianapolis, IN 46204.

         AUDITOR. Marie Jones, C.P.A., independent auditor, has been selected as the auditor of the Fund. The business address is 19437 Burgundy Way, Saratoga, California 95070.


LABRADOR MUTUAL FUND

PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

                  (a)      Financial Statements:

                  (b)      Exhibits:

1.a.                Agreement and Declaration of Trust

1.b.                Certificate of Trust

2.                  By-Laws

5.                  Form of Management Contract

6(a).               Form of Distribution Agreement

6(b).               Form of Distribution Assistance Agreement

8.                  Custody Agreement With Star Bank

9                   Mutual Fund Services Agreement

10.                 Opinion of Legal Counsel

11.                 Independent Auditor Report

13.                 Form of Share Purchase Agreement

14.                 Retirement Plan Literature

15.                 Distribution Plan

17(a)               Consent of Independent Auditor

17(b)               Financial Data Schedule


Item 25. Persons Controlled By or Under Common Control With Registrant

         Prior to the effectiveness of this Registration Statement, the Registrant sold 10,000 shares of the Fund to Labrador Investment Advisors, Inc., a California Corporation, which is also the manager and investment adviser to the Fund. Labrador Investment Advisors, Inc., is controlled by Peter Allen Schuh, and Allen John Schuh.

Item 26. Number of Holders of Securities

         Immediately prior to the effective date of this Registration Statement, it is expected that there will be one record holder of Registrant's shares of beneficial interest.

Item 27. Indemnification

         Except for the Agreement and Declaration of Trust, dated February 22, 1998 (as amended), establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

None

Item 29. Principal Underwriter

Unified Management Corporation, 431 N. Pennsylvania Street, Indianapolis, IN 46204 will serve as principle underwriter for the Fund.


Item 30. Location of Accounts and Records

         The accounts and records are maintained at the Registrant's office at 2344 Corte De La Jara, Pleasanton, California; contact the Treasurer.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

                  (a) Not Applicable.

                  (b) Not Applicable

                  (c) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.









                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 5 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pleasanton and The State of California, on the 10 th day of September, 1998.


                                    LABRADOR MUTUAL FUND

                                    By: /S/ PETER ALLEN SCHUH
                                        ---------------------
                                    Peter Allen Schuh
                                    Chairman


         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 5 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                   Title

/S/ PETER ALLEN SCHUH                 Chairman of the Board
- -----------------------             and President; Secretary;
Peter Allen Schuh                     Treasurer; Trustee
                                      Principal Financial
                                      and Accounting Officer


/S/ ALLEN JOHN SCHUH
- -----------------------             Vice-President;
Allen John Schuh                      Trustee

Trustees:

/S/ DANIEL THOMAS BURKE
- -----------------------------
Daniel Thomas Burke

/S/ ALLEN JOHN SCHUH
- -----------------------------
Allen John Schuh

/S/ PETER ALLEN SCHUH
- -----------------------------
Peter Allen Schuh

/S/ LEANDRO VERA
- -----------------------------
Leandro Vera






Exhibit Number      Exhibit

1.a.                Agreement and Declaration of Trust

1.b.                Certificate of Trust

2.                  By-Laws

5.                  Form of Management Contract

6(a).               Form of Distribution Agreement

6(b).               Form of Distribution Assistance Agreement

8.                  Custody Agreement With Star Bank

9                   Mutual Fund Services Agreement

10.                 Opinion of Legal Counsel

11.                 Independent Auditor Report

13.                 Form of Share Purchase Agreement

14.                 Retirement Plan Literature

15.                 Distribution Plan

17(a)               Consent of Independent Auditor

17(b)               Financial Data Schedule



EXHIBIT 1A


AGREEMENT AND DECLARATION OF TRUST
(as Amended February 22, 1998)
of

LABRADOR MUTUAL FUND
(Formerly known as Labrador Fund)
a Delaware Business Trust





Principal Place of Business:
2344 Corte De La Jara
Pleasanton, California 94566


Formed:
November 13, 1997
(As Amended February 22, 1998)


TABLE OF CONTENTS


AGREEMENT AND DECLARATION OF TRUST

LABRADOR MUTUAL FUND


Page
ARTICLE I      Name and Definitions
1.   Name
2.   Definitions
(a)   Trust
(b)   Trust Property
(c)   Trustees
(d)   Shares
(e)   Shareholder
(f)   Person
(g)   Investment Company Act
(h)   Commission and Principal Underwriter
(i)   Declaration of Trust
(j)   By-Laws
(k)   Interested Person
(l)   Investment Adviser
(m)   Series
(n)   Class
(o)   Voting Interest

ARTICLE II   Purpose of Trust
ARTICLE III   Shares
1.   Division of Beneficial Interest
2.   Ownership of Shares
3.   Investments in the Trust
4.   Status of Shares and Limitation of
     Personal Liability
5.   Power of Board of Trustees to Change
     Provisions Relating to Shares
6.   Establishment and Designation of Series and Classes
(a)   Assets With Respect to a Particular Series
(b)   Liabilities Held With Respect to a
      Particular Series or Class
(c)   Dividends, Distributions, Redemptions and Repurchases
(d)   Voting
(e)   Equality
(f)   Fractions
(g)   Exchange Privilege
(h)   Combination of Series
(i)   Elimination of Series
7.   Indemnification of Shareholders

ARTICLE IV   The Board of Trustees

1.   Number, Election and Tenure
2.   Effect of Death, Resignation, etc.of a Trustee
3.   Powers
4.   Payment of Expenses by the Trust
5.   Payment of Expenses by Shareholders
6.   Ownership of Assets of the Trust
7.   Service Contracts

ARTICLE V      Shareholders' Voting Powers and Meetings

1.   Voting Powers
2.   Voting Power and Meetings
3.   Quorum and Required Vote
4.   Action by Written Consent
5.   Record Dates
6.   Additional Provisions

ARTICLE VI   Net Asset Value, Distributions,
and Redemptions

1.   Determination of Net Asset Value, Net
     Income and Distributions
2.   Redemptions and Repurchases
3.   Redemptions at the Option of the Trust

ARTICLE VII   Compensation and Limitation of
Liability of Trustees

1.   Compensation
2.   Indemnification and Limitation of Liability
3.   Trustee's Good Faith Action, Expert
     Advice, No Bond or Surety
4.   Insurance

ARTICLE VIII   Miscellaneous

1.   Liability of Third Persons Dealing
     with Trustees
2.   Termination of Trust, Series or Class
3.   Merger and Consolidation
4.   Amendments
5.   Filing of Copies, References, Headings
6.   Applicable Law
7.   Provisions in Conflict with Law or Regulations
8.   Business Trust Only
9. Use of the Identifying Words "Labrador Mutual" and Related Phrases


AGREEMENT AND DECLARATION OF TRUST

OF

LABRADOR MUTUAL FUND



WHEREAS, THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustees named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinafter set forth,

NOW, THEREFORE, the Trustees hereby direct that a Certificate of Trust be filed with Office of the Secretary of State of the State of Delaware and do hereby declare that the Trustees will hold IN TRUST all cash, securities and other assets which the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders of Shares in this Trust.


ARTICLE I

Name and Definitions

Section 1.  Name.  This Trust shall be known as
LABRADOR MUTUAL FUND, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The "Trust" refers to the Delaware business trust established by this Agreement and Declaration of Trust, as amended from time to time;

(b) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, including without limitation the rights referenced in Article VIII, Section 9 hereof;

(c) "Trustees" refers to the persons who have signed this Agreement and Declaration of Trust, so long as they continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder;

(d) "Shares" means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares, and if the Shares of any Series shall be divided into Classes, "Shares" means the Shares belonging to a particular Class (as the context may require);

(e)   "Shareholder" means a record owner of outstanding
Shares;

(f) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

(g)   The "Investment Company Act" refers to the
Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(h) The terms "Commission" and "Principal Underwriter" shall have the meanings given them in the Investment Company Act;

(i) "Declaration of Trust" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(i) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time and incorporated herein by reference;

(k) The term "Interested Person" has the meaning given it in Section 2(a)(19) of the Investment Company Act;

(l) "Investment Adviser" or "Manager" means a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof;

(m) "Series" refers to each Series of Shares established and designated under or in accordance with the provisions of Article III;

(n) "Class" means a Class of Shares established and designated under or in accordance with the provisions of Article
III; and

(o) "Voting Interests" shall mean (i) the number of Shares outstanding times net asset value per Share where two or more Series or Classes of Shares of the Trust are voted in the aggregate or (ii) the number of Shares of each Series or Class where Shareholders vote by separate Series or Classes.


ARTICLE II

Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the Investment Company Act through one or more
Series investing primarily in securities.

ARTICLE III

Shares

Section 1.  Division of Beneficial Interest.  The
beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with a par value of $.01 per Share. The Trustees may authorize the division of Shares into separate Series and the division of Series into separate Classes of Shares. The different Series and Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Series and Classes shall be fixed and determined, by the Trustees. If only one or no Series or Classes shall be established, the Shares shall have the rights and preferences provided for herein and in Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein, and all references to Series (and Classes) shall be construed (as the context may require) to refer to the Trust.

Subject to the provisions of Section 6 of this Article
III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series shall be entitled to receive dividends when, if and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. No Shares shall have any priority or preference over any other Share of the same Series and Class with respect to dividends or distributions upon termination of the Trust or of such Series or such Class made pursuant to Article VIII, Section 4 hereof. All dividends and distributions shall be made ratably among all Shareholders of a particular Class of a particular Series and, if no Classes, of a particular Series from the assets held with respect to such Series according to the number of Shares of such Class of such Series or of such Series held of record by such Shareholder on the record date for any dividend or distribution or on the date of termination, as the case may be. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series, although the Trustees may provide for the automatic conversion of one Class of Shares of a Series into another Class of Shares of the same Series upon the occurrence of certain specific events. The Trustees may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby materially changing the proportionate beneficial interest of the Shares of that Series or Class in the assets held with respect to that Series or materially affecting the rights of Shares of any other Series or Class.

Section 2.  Ownership of Shares.  The ownership of
Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series or Class of each Series.
 No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series or Class of each Series and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series or Class of each Series and as to the number of Shares of each Series or Class held from time to time by each.

Section 3. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 5.  Power of Board of Trustees to Change
Provisions Relating to Shares. Notwithstanding any other provision of this Declaration of Trust and without limiting the power of the Board of Trustees to amend the Declaration of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that Shareholder approval is not otherwise required by the Investment Company Act or other applicable law. If Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of any Series or Class of any Series or to increase or decrease the par value of the Shares of any Series or Class of any Series.

Subject to the foregoing Paragraph, the Board of Trustees may amend the Declaration of Trust to amend any of the provisions set forth in paragraphs (a) through (i) of Section 6 of this Article III.

Section 6.  Establishment and Designation of Series and
Classes. The establishment and designation of any Series or Class of Shares shall be effective upon the resolution by a majority of the then Trustees, adopting a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series or Class. Each such resolution shall be incorporated herein by reference upon adoption.
Shares of each Series or Class established pursuant to this Section 6, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

(a)   Assets Held with Respect to a Particular Series.
All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series.
Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b)   Liabilities Held With Respect to a Particular
Series or Class. The assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges and reserves attributable to that Series.
Specific Classes within each Series shall be charged with the liabilities, expenses, costs, charges and reserves attributable to that Class. Any general liabilities of the Trust which are not readily identifiable as being held with respect to any particular Series, or within a Series, to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series or Class are herein referred to as "liabilities held with respect to" that Series or Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series and Classes for all purposes. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look, and shall be required by contract to look exclusively, to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have impliedly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.

(c)   Dividends, Distributions, Redemptions and
Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class with respect to, nor any redemption or repurchase of, the Shares of any Series or Class shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series or Class within such Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion, to the extent not inconsistent with the Investment Company Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

(d) Voting. All Shares of the Trust entitled to vote on a matter shall vote separately by Series (and, if applicable, by Class): that is, the Shareholders of each Series or Class shall have the right to approve or disapprove matters affecting the Trust and each respective Series or Class as if the Series or Classes were separate companies. There are, however, two exceptions to voting by separate Series or Classes. First, if the Investment Company Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series or Classes, then all the Trust's Shares shall be entitled to vote based on the dollar value of their Shares as described below in Article V, Section 1. Second, if any matter affects only the interests of some but not all Series or Classes, then only the Shareholders of such affected Series or Classes shall be entitled to vote on the matter.

(e)   Equality.  All the Shares of each particular
Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to particular Classes within that Series and such rights and preferences as may have been established and designated with respect to Classes of Shares within such Series), and, except for rights and preference among Classes, each Share of any particular Series shall be equal to each other Share of that Series.

(f)   Fractions.  Any fractional Share of a Series or
Class shall carry proportionately all the rights and obligations of a whole share of that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(g) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series and Class shall have the right to exchange said Shares for Shares of one or more other Series of Shares or Classes of the same Series in accordance with such requirements and procedures as may be established by the Trustees.

(h) Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class.

(i) Elimination of Series. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by resolution of a majority of the then Trustees abolish that Series or Class and rescind the establishment and designation thereof.



Section 7.  Indemnification of Shareholders.  If any
Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the applicable Series of the Trust against all loss and expense arising from such claim or demand.


ARTICLE IV

The Board of Trustees

Section 1.  Number, Election and Tenure.  The number of
Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be fewer than one (1) nor more than fifteen
(15). The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the Voting Interests of the Trust as defined in Article I, Section 2(n). A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the Voting Interests of the Trust as defined in Article I, Section 2(n).

Section 2.  Effect of Death, Resignation, etc. of a
Trustee. The death, declination, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Article IV, Section l, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Board of Trustees. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to fill vacancies, the Trust's Investment Adviser(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the Investment Company Act.

Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board of Trustees, and such Board shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; fill vacancies in or remove from their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of one or more Trustees, which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain an administrator and a portfolio adviser for each Series of Shares; retain a transfer agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; and, in general, delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or shareholder servicing agent, or Principal Underwriter. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive.
 In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office.

Without limiting the foregoing, the Trust shall have power and authority:

(a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;


(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;


(g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) To borrow funds or other property in the name of the Trust exclusively for Trust purposes;

(k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l)   To purchase and pay for entirely out of Trust
Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability; and

(m) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4.  Payment of Expenses by the Trust.  The
Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, principal underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Section 5.  Payment of Expenses by Shareholders.  The
Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee.
 Upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents has been executed and delivered.

Section 7.  Service Contracts.

(a) Subject to such requirements and restrictions as may be set forth in the By-Laws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Investment Adviser or administrator to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

(b) The Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series or Classes or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

(c) The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such requirements and restrictions as may be set forth in the By-Laws or stipulated by resolution of the Trustees.

(d) The Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

(e)   The fact that:

(i)   any of the Shareholders, Trustees, or
officers of the Trust is a shareholder, director, officer, partner, trustee, employee, investment adviser, manager, principal underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization with which an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or

(ii) any corporation, trust, association or other organization with which an advisory, management or administration contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the Investment Company Act.


ARTICLE V

Shareholders' Voting Powers and Meetings

Section 1. Voting Powers. Subject to the provisions of Article III, Section 6(d), the Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. As appropriate, voting may be by Series or Class. A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) per Share of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees.
Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section l and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees.
 Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, forty percent (40%) of the Voting Interests, as defined in Article I, Section 2(o), entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series or Classes is to vote as a single Class separate from any other Shares, forty percent (40%) of the Shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series. Any meeting of Shareholders may be adjourned from time to time by a majority of the Voting Interests, as defined in Article I, Section 2(o), properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to the provisions of Article III, Section 6(d), when a quorum is present at any meeting, a majority of the Voting Interests, as defined in Article I, Section 2(o), voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law.

Section 4.  Action by Written Consent.  Any action
taken by shareholders may be taken without a meeting if Shareholders holding a majority of the Voting Interests, as defined in Article I, Section 2(o), entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws or by applicable law) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or Class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5.  Record Dates.  For the purpose of
determining the Shareholders of any Series or Class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than ninety (90) days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series or Class having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or Class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or Class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series for all or any part of the period between a record date and a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 6.  Additional Provisions.  The By-Laws may
include further provisions for Shareholders' votes and meetings and related matters.


ARTICLE VI

Net Asset Value, Distributions and Redemptions

Section 1.  Determination of Net Asset Value, Net
Income and Distributions. Subject to Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Trustees such bases and time for determining the per-Share net asset value of the Shares of any Series and Class or net income attributable to the Shares of any Series and Class, or the declaration and payment of dividends and distributions on the Shares of any Series and Class, as they may deem necessary or desirable.

Section 2.  Redemptions and Repurchases.  The Trust
shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, in accordance with the By-Laws and applicable law. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made in proper form. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the Rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.
The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series for which the Shares are being redeemed. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

Section 3.  Redemptions at the Option of the Trust.
The Trust shall have the right, at its option and at any time, to redeem Shares of any Shareholder at the net asset value thereof as described in Section 1 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series having an aggregate net asset value of less than an amount determined from time to time by the Trustees prior to the acquisition of said Shares; or
(ii) to the extent that such Shareholder owns Shares of a particular Series equal to or in excess of a percentage of the outstanding Shares of that Series determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust or of any Series.


ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2.  Indemnification and Limitation of
Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3.  Trustee's Good Faith Action, Expert Advice,
No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.


ARTICLE VIII

Miscellaneous

Section 1.  Liability of Third Persons Dealing with
Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 2.  Termination of Trust, Series or Class.
Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or Class (in the case of a proposed termination of a Class) may be terminated at any time by vote of a majority of the Shares of that Series or by the Trustees by written notice to the Shareholders of that Series or Class.

Upon termination of the Trust (or any Series or Class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Series and Class (or the applicable Series or Class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series and Class (or the applicable Series or Class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds held with respect to each Series and Class (or the applicable Series or Class, as the case may be), to the Shareholders of that Series or Class, as a Series or Class, ratably according to the number of Shares of that Series or Class held by the several Shareholders on the date of termination.

Section 3. Merger and Consolidation. The Trustees may cause (i) the Trust or one or more of its Series or Classes to the extent consistent with applicable law to be merged into or consolidated with another trust or company, (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another business trust (or series thereof) created pursuant to this Section 3 of Article VIII, or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Such merger or consolidation, Share conversion or Share exchange must be authorized by vote of a majority of the Voting Interests of the Trust, as defined in
Article I, Section 2(o), as a whole, or any affected Series, as may be applicable; provided that in all respects not governed by statute or applicable law, the Trustees shall have the power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate business trust or trusts (or series thereof).

Section 4. Amendments. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Trustees and, if required, by approval of such amendment by Shareholders in accordance with Article V, Section 3 hereof. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

Section 5.  Filing of Copies, References, Headings.
The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 6.  Applicable Law.  This Agreement and
Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Business Trust Act, as amended from time to time (the "Act"). The Trust shall be a Delaware business trust pursuant to such Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a business trust.

Section 7.  Provisions in Conflict with Law or
Regulations.

(a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the Investment Company Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 8. Business Trust Only. It is the intention of the Trustees to create a business trust pursuant to the Delaware Business Trust Act, as amended from time to time (the "Act"), and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to such Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 9.  Use of the Identifying Words "Labrador
Mutual" and Related Phrases. The identifying words "Labrador Mutual Fund" and all rights to the use of such identifying words belong to Labrador Investment Advisors, Inc. Labrador Investment Advisors, Inc. has licensed the Trust to use the identifying word "Labrador" in the Trust's name and to use the identifying word "Labrador" in the name of any series of the Trust. If Labrador Investment Advisors, Inc. is not appointed or ceases to be the Investment Adviser for the Trust, the non-exclusive license may be revoked by Labrador Investment Advisors, Inc., and the Trust and any series thereof shall respectively cease using the identifying words "Labrador Mutual" unless otherwise consented to by Labrador Investment Advisors, Inc. or any successor to Labrador Investment Advisors, Inc.'s interest.



[REMAINDER OF PAGE LEFT BLANK]


IN WITNESS WHEREOF, the initial Trustee named below does hereby make and enter into this Declaration of Trust as of the 22nd day of February 1998.



/S/ PETER SCHUH
----------------------------
Peter Schuh
2344 Corte De La Jara
Pleasanton, California 94566

THE PRINCIPAL PLACE OF BUSINESS OF THE TRUST IS 2344 CORTE DE LA
JARA, PLEASANTON, CALIFORNIA 94566.



EXHIBIT 1B


State of Delaware
Certificate of Trust



This Certificate of Trust is in accordance with the provisions of the Delaware Business Trust Act (12 Del.C. Section 3801 et seq.) and sets forth the following:

First:  The name of the trust is Labrador Mutual Fund.

Second: The name and business address of the Registered Agent is (meeting the requirements of subsection 3807): The Corporation Trust Company, 11209 Orange Street, Wilmington, DE 19801.

Third:

Fourth: The business trust shall be a registered investment company under the Investment Company Act of 1940.

/S/ PETER ALLEN SCHUH
--------------------------------
Peter Allen Schuh
Chairman, Trustee


EXHIBIT 2


BY-LAWS

OF

LABRADOR MUTUAL FUND
(FORMERLY NAMED LABRADOR FUND)
A Delaware Business Trust



ARTICLE I
OFFICES

Section 1. PRINCIPAL OFFICE. The Board of Trustees shall fix and, from time to time, may change the location of the principal executive office of the LABRADOR MUTUAL FUND (the "Trust") at any place within or outside the State of Delaware.

Section 2. DELAWARE OFFICE. The Board of Trustees shall establish a registered office in the State of Delaware and shall appoint as the Trust's registered agent for service of process in the State of Delaware an individual resident of the State of Delaware or a Delaware corporation or a corporation authorized to transact business in the State of Delaware; in each case the business office of such registered agent for service of process shall be identical with the registered Delaware office of the Trust.

Section 3. OTHER OFFICES. The Board of Trustees may at any time establish branch or subordinate offices at any place or places where the Trust intends to do business.

ARTICLE II
MEETINGS OF SHAREHOLDERS

Section 1. PLACE OF MEETINGS. Meetings of shareholders shall be held at any place designated by the Board of Trustees. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the Trust.

Section 2. CALL OF MEETING. A meeting of the shareholders may be called at any time by the Board of Trustees or by the Chairman of the Board or by the President, or Vice President.

Section 3. NOTICE OF SHAREHOLDERS' MEETING. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 4 of this Article II not less than seven (7) nor more than seventy-five (75) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. The notice of any meeting at which Trustees are to be elected also shall include the name of any nominee or nominees whom at the time of the notice are intended to be presented for election.

If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Trustee has a direct or indirect financial interest, (ii) an amendment of the Trust's Agreement and Declaration of Trust, (iii) a reorganization of the Trust, or (iv) a voluntary dissolution of the Trust, the notice shall also state the general nature of that proposal.

Section 4. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or its transfer agent or given by the shareholder to the Trust for the purpose of notice. If no such address appears on the Trust's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the Trust's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the Trust is returned to the Trust by the United States Postal Service marked to indicate that the Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the Trust for a period of one year from the date of the giving of the notice.

An affidavit of the mailing or other means of giving any notice of any shareholder's meeting shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Trust giving the notice and shall be filed and maintained in the minute book of the Trust.

Section 5. ADJOURNED MEETING; NOTICE. Any shareholder's meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the Voting Interests, as defined in Article I, Section 2(n) of the Agreement and Declaration of Trust of the Trust, represented at that meeting, either in person or by proxy.

When any meeting of shareholders is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Board of Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 3 and 4 of this Article II. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

Section 6. VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of the Agreement and Declaration of Trust of the Trust, as in effect at such time.
The shareholders' vote may be by voice vote or by ballot, provided, however, that any election for Trustees must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of Trustees, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

Section 7. WAIVER OF NOTICE BY CONSENT OF ABSENT SHAREHOLDERS. The transactions of the meeting of shareholders, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy and if either before or after the meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of the meeting or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any meeting of shareholders.

Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the beginning of the meeting.

Section 8. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of the Voting Interests, as defined in Article I, Section 2(n) in the Agreement and Declaration of Trust of the Trust, having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. All such consents shall be filed with the Secretary of the Trust and shall be maintained in the Trust's records. Any shareholder giving a written consent or the shareholder's proxy holder or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders may revoke the consent by a writing received by the Secretary of the Trust before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders shall not have been received, the Secretary shall give prompt notice of the action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 4 of this Article
II. In the case of approval of (i) contracts or transactions in which a Trustee has a direct or indirect financial interest, (ii) indemnification of agents of the Trust, and (iii) a reorganization of the Trust, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

Section 9. RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING CONSENTS. For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than ninety (90) days nor less than seven (7) days before the date of any such meeting as provided in the Agreement and Declaration of Trust of the Trust.

If the Board of Trustees does not so fix a record date:

(a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopt the resolution relating to that action or the seventy-fifth day before the date of such other action, whichever is later.

Section 10. PROXIES. Every person entitled to vote for Trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Trust. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked or by a subsequent proxy executed by or attendance at the meeting and voting in person by the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted; provided however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy.

Section 11. INSPECTORS OF ELECTION. Before any meeting of shareholders, the Board of Trustees may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may and on the request of any shareholder or a shareholder's proxy, shall appoint a person to fill the vacancy.

These inspectors shall:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

(b)      Receive votes, ballots or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)      Count and tabulate all votes or consents;

(e)      Determine when the polls shall close;

(f)      Determine the result; and

(g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


ARTICLE III
TRUSTEES

Section 1. POWERS. Subject to the applicable provisions of the Agreement and Declaration of Trust of the Trust and these By-Laws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Trust shall be managed and all powers shall be exercised by or under the direction of the Board of Trustees.

Section 2. NUMBER OF TRUSTEES. The exact number of Trustees within the limits specified in the Agreement and Declaration of Trust of the Trust shall be fixed from time to time by a written instrument signed or a resolution approved at a duly constituted meeting by a majority of the Board of Trustees.

Section 3. VACANCIES. Vacancies in the Board of Trustees may be filled by a majority of the remaining Trustees, though less than a quorum, or by a sole remaining Trustee, unless the Board of Trustees calls a meeting of shareholders for the purposes of electing Trustees. In the event that at any time less than a majority of the Trustees holding office at that time were so elected by the holders of the Voting Interests of the Trust as defined in Article I, Section 2(n) of the Agreement and Declaration of Trust of the Trust, the Board of Trustees shall forthwith cause to be held as promptly as possible, and in any event within sixty (60) days, a meeting of such holders for the purpose of electing Trustees to fill any existing vacancies in the Board of Trustees, unless such period is extended by order of the United States Securities and Exchange Commission.

Notwithstanding the above, whenever and for so long as the Trust is a participant in or otherwise has in effect a Plan under which the Trust may be deemed to bear expenses of distributing its shares as that practice is described in Rule 12b-1 under the Investment Company Act of 1940, then the selection and nomination of the Trustees who are not interested persons of the Trust (as that term is defined in the Investment Company Act of 1940) shall be, and is, committed to the discretion of such disinterested Trustees.

Section 4. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. All meetings of the Board of Trustees may be held at any place that has been designated from time to time by resolution of the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Trust. With the exception of meetings at which an Investment Management Agreement, Portfolio Advisory Agreement or any Distribution Plan adopted pursuant to Rule 12b-1 is approved by the Board, any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Trustees participating in the meeting can hear one another and all such Trustees shall be deemed to be present in person at the meeting.

Section 5. REGULAR MEETINGS. Regular meetings of the Board of Trustees shall be held without call at such time as shall from time to time be fixed by the Board of Trustees. Such regular meetings may be held without notice.

Section 6. SPECIAL MEETINGS. Special meetings of the Board of Trustees for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two (2) Trustees.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each Trustee or sent by first-class mail or telegram, charges prepaid, addressed to each Trustee at that Trustee's address as it is shown on the records of the Trust. In case the notice is mailed, it shall be deposited in the United States mail at least seven (7) calendar days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or to the telegraph company or by express mail or similar service, it shall be given at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Trustee or to a person at the office of the Trustee whom the person giving the notice has reason to believe will promptly communicate it to the Trustee. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Trust.

Section 7. QUORUM. A majority of the authorized number of Trustees shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 10 of this Article III. Every act or decision done or made by a majority of the Trustees present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Trustees, subject to the provisions of the Trust's Agreement and Declaration of Trust. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Trustees if any action taken is approved by a least a majority of the required quorum for that meeting.

Section 8. WAIVER OF NOTICE. Notice of any meeting need not be given to any Trustee who either before or after the meeting signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the records of the Trust or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any Trustee who attends the meeting without protesting before or at its commencement the lack of notice to that Trustee.

Section 9. ADJOURNMENT. A majority of the Trustees present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 10. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than forty-eight (48) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in Section 7 of this Article III to the Trustees who were present at the time of the adjournment.

Section 11. ACTION WITHOUT A MEETING. With the exception of the approval of an investment management agreement, portfolio advisory agreement, or any distribution plan adopted pursuant to Rule 12b-1, any action required or permitted to be taken by the Board of Trustees may be taken without a meeting if a majority of the members of the Board of Trustees shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a majority vote of the Board of Trustees. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Trustees.

Section 12. FEES AND COMPENSATION OF TRUSTEES. Trustees and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Trustees. This Section 12 shall not be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

Section 13. DELEGATION OF POWER TO OTHER TRUSTEES. Any Trustee may, by power of attorney, delegate his or her power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under the Trust's Agreement and Declaration of Trust except as otherwise expressly provided herein or by resolution of the Board of Trustees. Except where applicable law may require a Trustee to be present in person, a Trustee represented by another Trustee pursuant to such power of attorney shall be deemed to be present for purposes of establishing a quorum and satisfying the required majority vote.

ARTICLE IV
COMMITTEES

Section 1. COMMITTEES OF TRUSTEES. The Board of Trustees may by resolution adopted by a majority of the authorized number of Trustees designate one or more committees, each consisting of one (1) or more Trustees, to serve at the pleasure of the Board. The Board may designate one or more Trustees as alternate members of any committee who may replace any absent member at any meeting of the committee. Any committee to the extent provided in the resolution of the Board, shall have the authority of the Board, except with respect to:

(a) the approval of any action which under applicable law also requires shareholders' approval or approval of the outstanding shares, or requires approval by a majority of the entire Board or certain members of said Board;

(b) the filling of vacancies on the Board of Trustees or in any committee;

(c) the fixing of compensation of the Trustees for serving on the Board of Trustees or on any committee;

(d) the amendment or repeal of the Trust's Agreement and Declaration of Trust or of the By-Laws or the adoption of new By-Laws;

(e) the amendment or repeal of any resolution of the Board of Trustees which by its express terms is not so amendable or repealable;

(f) a distribution to the shareholders of the Trust, except at a rate or in a periodic amount or within a designated range determined by the Board of Trustees; or

(g) the appointment of any other committees of the Board of Trustees or the members of these committees.

Section 2. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by and held and taken in accordance with the provisions of Article III of these By-Laws, with such changes in the context thereof as are necessary to substitute the committee and its members for the Board of Trustees and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Trustees or by resolution of the committee. Special meetings of committees may also be called by resolution of the Board of Trustees. Alternate members shall be given notice of meetings of committees and shall have the right to attend all meetings of committees. The Board of Trustees may adopt rules for the government of any committee not inconsistent with the provisions of these By-Laws.

ARTICLE V
OFFICERS

Section 1. OFFICERS. The officers of the Trust shall be a President, a Vice President, a Secretary and a Treasurer. The Trust may also have, at the discretion of the Board of Trustees, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.

Section 2. ELECTION OF OFFICERS. The officers of the Trust, except such officers as may appointed in accordance with the provisions of Section 3 or Sections of this Article V, shall be chosen by the Board of Trustees, and each shall serve at the pleasure of the Board of Trustees, subject to the rights, if any, of an officer under any contract of employment.

Section 3. SUBORDINATE OFFICERS. The Board of Trustees may appoint and may empower the President to appoint such other officers as the business of the Trust may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these By-Laws or as the Board of Trustees may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Trustees at any regular or special meeting of the Board of Trustees or by the principal executive officer or by such other officer upon whom such power of removal may be conferred by the Board of Trustees.

Any officer may resign at any time by giving written notice to the Trust. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office. The President may make temporary appointments to a vacant office pending action by the Board of Trustees.

Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an Officer is elected, shall, if present, preside at meetings of the Board of Trustees, subject to the control of the Board of Trustees, have general supervision, direction and control of the business and the Officers of the Trust and exercise and perform such other powers and duties as may be from time to time assigned to him or her by the Board of Trustees or prescribed by the By-Laws. The Chairman of the Board shall serve as chief executive officer in the chief executive officer's absence.

Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Trustees to the Chairman of the Board, if there be such an officer, the President shall, subject to the control of the Board of Trustees and the Chairman, have general supervision, direction and control of the business and the officers of the Trust. He or she shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board or if there be none, at all meetings of the Board of Trustees. He or she shall have the general powers and duties of management usually vested in the offices of president, chief executive officer and chief operating officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Trustees or these By-Laws.

Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Trustees or if not ranked, the Executive Vice President (who shall be considered first ranked) and such other Vice Presidents as shall be designated by the Board of Trustees, shall perform all the duties of the President and, when so acting, shall have all powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Trustees or the President or the Chairman of the Board or by these By-Laws.

Section 9. SECRETARY. The Secretary shall keep or cause to be kept at the principal executive office of the Trust or such other place as the Board of Trustees may direct a book of minutes of all meetings and actions of Trustees, committees of Trustees and shareholders with the time and place of holding, whether regular or special, and if special, how authorized, the notice given, the names of those present at Trustees' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

The Secretary shall keep or cause to be kept at the principal executive office of the Trust or at the office of the Trust's transfer agent or registrar, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give or cause to be given notice of all meetings of the shareholders and of the Board of Trustees required to be given by these By-Laws or by applicable law and shall have such other powers and perform such other duties as may be prescribed by the Board of Trustees or by these By-Laws.

Section 10. TREASURER. The Treasurer shall be the chief financial officer and chief accounting officer of the Trust and shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any Trustee.

The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositaries as may be designated by the Board of Trustees. The Treasurer shall disburse the funds of the Trust as may be ordered by the Board of Trustees, shall render to the President and Trustees, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the Trust and shall have other powers and perform such other duties as may be prescribed by the Board of Trustees or these By-Laws.

ARTICLE VI
INDEMNIFICATION OF TRUSTEES OFFICERS
EMPLOYEES AND OTHER AGENTS

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation that was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes, without limitation, attorney's fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his or her official capacity as a Trustee of the Trust, that his or her conduct was in the Trust's best interests and (b), in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (c) in the case of a criminal proceeding, that he or she had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the person's official capacity; or

(b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action that is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that, based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a) a majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b)      a written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts, that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must conform to the standards set forth in
Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a) that it would be inconsistent with a provision of the Trust's Agreement and Declaration of Trust, a resolution of the shareholders of the Trust, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Trust's Agreement and Declaration of Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article VI does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section l of this Article VI. Nothing contained in this
Article VI shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contractor, otherwise which shall be enforceable to the extent permitted by applicable law other than this Article VI.

ARTICLE VII
RECORDS AND REPORTS


Section 1. MAINTENANCE AND INSPECTION OF SHARE REGISTER. This Trust shall keep at its principal executive office or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Trustees, a record of its shareholders, giving the names and addresses of all shareholders and the number, series and, where applicable, class of shares held by each shareholder.

Section 2. MAINTENANCE AND INSPECTION OF BY-LAWS. The Trust shall keep at its principal executive office the original or a copy of these By-Laws as amended from time to time, which shall be open to inspection by the shareholders at all reasonable times during office hours.

Section 3. MAINTENANCE AND INSPECTION OF OTHER RECORDS. The accounting books and records and minutes of proceedings of the shareholders and the Board of Trustees and any committee or committees of the Board of Trustees shall be kept at such place or places designated by the Board of Trustees or in the absence of such designation, at the principal executive office of the Trust. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours of the Trust for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts.

Section 4. INSPECTION BY TRUSTEES. Every Trustee shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind as well as the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of documents.

Section 5. FINANCIAL STATEMENTS. A copy of any financial statements and any income statement of the Trust for each quarterly period of each fiscal year and accompanying balance sheet of the Trust as of the end of each such period that has been prepared by the Trust shall be kept on file in the principal executive office of the Trust for at least twelve (12) months, and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

The quarterly income statements and balance sheets referred to in this Section shall be accompanied by the report, if any, of any independent accountants engaged by the Trust or the certificate of an authorized officer of the Trust that the financial statements were prepared without audit from the books and records of the Trust.

ARTICLE VIII
GENERAL MATTERS

Section 1. CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Trust shall be signed or endorsed in such manner and by such person or persons as shall be designated from time to time in accordance with the resolution of the Board of Trustees.

Section 2. CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board of Trustees, except as otherwise provided in these By-Laws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances; and unless so authorized or ratified by the Board of Trustees or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Trust by any contract or engagement, to pledge its credit or to render it liable for any purpose or for any amount.

Section 3. CERTIFICATES FOR SHARES. A certificate or certificates for shares of beneficial interest in any series of the Trust may be issued to a shareholder upon the shareholder's request when such shares are fully paid. All certificates shall be signed in the name of the Trust by the Chairman of the Board or the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the series of shares owned by the shareholders. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent or registrar before that certificate is issued, it may be issued by the Trust with the same effect as if that person were an officer, transfer agent or registrar at the date of issue. Notwithstanding the foregoing, the Trust may adopt and use a system of issuance, recordation and transfer of its shares by electronic or other means.

Section 4. LOST CERTIFICATES. Except as provided in this Section 4, no new certificate for shares shall be issued to replace an old certificate unless the latter is surrendered to the Trust and cancelled at the same time. The Board of Trustees may in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board of Trustees may require, including a provision for indemnification of the Trust secured by a bond or other adequate security sufficient to protect the Trust against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

Section 5. REPRESENTATION OF SHARES OF OTHER ENTITIES HELD BY TRUST. The Chairman of the Board, the President, any Vice President or any other person authorized by resolution of the Board of Trustees or by any of the foregoing designated officers, is authorized to vote or represent on behalf of the Trust any and all shares of any corporation, partnership, trusts or other entities, foreign or domestic, standing in the name of the Trust. The authority granted may be exercised in person or by a proxy duly executed by such designated person.

Section 6. FISCAL YEAR. The fiscal year of the Trust shall be fixed and refixed or changed from time to time by resolution of the Trustees. The fiscal year of the Trust shall be the taxable year of each Series of the Trust.

ARTICLE IX
AMENDMENTS

Section l. AMENDMENT BY SHAREHOLDERS. These By-Laws may be amended or repealed by the affirmative vote or written consent of a majority of the Voting Interests, as defined in Article I, Section 2(n) of the Agreement and Declaration of Trust of the Trust, entitled to vote, except as otherwise provided by applicable law or by the Trust's Agreement and Declaration of Trust or these By-Laws.

Section 2. AMENDMENT BY TRUSTEES. Subject to the right of shareholders as provided in Section l of this Article IX to adopt, amend or repeal By-Laws, and except as otherwise provided by applicable law or by the Trust's Agreement and Declaration of Trust, these By-Laws may be adopted, amended or repealed by the Board of Trustees.

Section 3. INCORPORATION BY REFERENCE INTO AGREEMENT AND DECLARATION OF TRUST OF THE TRUST. These By-Laws and any amendments thereto shall be incorporated by reference to the Trust's Agreement and Declaration of Trust.


CERTIFICATE

This is to certify that the foregoing is a true and correct copy of the Bylaws of thecorporation named in the title thereto and that such Bylaws were duly adopted bythe board of directors of the corporation on the date set forth below.

Dated:  July 31, 1998

/S/ PETER ALLEN SCHUH
__________________________________
Peter Allen Schuh, Secretary




EXHIBIT 5

MANAGEMENT CONTRACT


     THIS AGREEMENT dated this 31st day of July, 1998 between Labrador Mutual Fund, (the "Fund"), a Delaware business trust, and Labrador Investment Advisors, Inc., a California corporation (the "Manager").

W I T N E S S E T H

     WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"),

     WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Fund's Board of Trustees and officers, to manage the Fund.

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Fund and the Manager do hereby agree as follows:

     1. (a) The Manager will regularly provide the Fund with investment research, advice and supervision, and will furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The Manager will determine from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Fund's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Fund's shares, as filed with the Securities and Exchange Commission, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Fund may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

        (b) The Manager will, to the extent reasonably required in the conduct of the business of the Fund and upon the Fund's request, furnish to the Fund, research, statistical, and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Fund shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or entities.

        (c) The Manager will maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5),
(6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Fund) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.

     2. (a) The Fund shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including to the extent such services are performed by personnel of the Manager, or its affiliates, office space, facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund; (iv) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the Commission, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the Commission;
(vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
(viii) charges and expenses of legal counsel to the Fund and the Trustees;
(ix) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) the cost of preparing and printing share certificates; and (xi) interest on borrowed money, if any.

        (b) In addition to the expenses described in Section 2(a) above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

     3. (a) The Fund shall pay to the Manager, as compensation for the Manager's services and expenses assumed hereunder, a fee at the annual rate of 1.50% of the Fund's average daily net assets. Management fees payable hereunder shall be computed daily and paid monthly in arrears. In the event of termination of this Agreement, the fee provided in this Section shall be re-computed on the basis of the period beginning on the first day and ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

        (b) If the operating expenses of the Fund in any year exceed the limits set by state securities laws or regulations in states in which shares of the Fund are sold, the amount payable to the Manager under subsection (a) above will be reduced (but not below $0), and the Manager shall make other arrangements concerning expenses but, in each instance, only as and to the extent required by such laws or regulations. If amounts have already been advanced to the Manager under this Agreement, the Manager will return such amounts to the Fund to the extent required by the preceding sentence, subject to subsection (a) above. If the agreement is terminated, the Manager will be compensated fully in a re-calculation to make whole.

        (c) In addition to the foregoing, the Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

     4. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     5. (a) Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, Trustees, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment advisor to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Fund or deemed to violate or give rise to any duty or obligation of the Manager to the Fund except as otherwise imposed by law. The Fund recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

        (b) In connection with purchases or sales of securities for the account of the Fund, neither the Manager nor any of its Trustees, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Fund the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Fund that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund's Trustees from time to time with respect to the extent and continuation of this practice.

     6. This Agreement shall become effective on the date hereof and shall remain in force until two years from the effective date of the Fund, (as provided to the Fund by the Securities and Exchange Commission), and from year to year thereafter, but only so long as its continuance is approved annually by a vote of the Trustees of the Fund voting in person, including a majority of its Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, at a meeting of Trustees called for the purpose of voting on such approval or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, subject to the right of the Fund and the Manager to terminate this contract as provided in Section 7 hereof.

     7. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of its outstanding voting securities" (as defined in the 1940 Act) and the giving of 60 days' written notice to the other party.

     8. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

     9. The Fund agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name "Labrador" or otherwise suggest an affiliation with the Manager.

     10. The Manager is an independent contractor and not an employee of the Fund for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Fund, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Fund or any series thereof.

     11. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The State Of Delaware.

     13. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     14. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

ATTEST:                        LABRADOR MUTUAL FUND


                                   By:
/S/ PETER ALLEN SCHUH                  /S/ PETER ALLEN SCHUH
-----------------------               ---------------------------
Peter Allen Schuh                     Peter Allen Schuh
Secretary                             Chairman and President

                                      /S/ ALLEN JOHN SCHUH
                                      ---------------------------
                                      Allen John Schuh
                                      Vice-President


ATTEST:                        LABRADOR INVESTMENT ADVISORS, INC.



                                   By:
/S/ PETER ALLEN SCHUH                 /S/ PETER ALLEN SCHUH
-----------------------               ---------------------------
Peter Allen Schuh                     Peter Allen Schuh
Secretary                             President

                                      /S/ ALLEN JOHN SCHUH
                                      ---------------------------
                                      Allen John Schuh
                                      Vice-President



EXHIBIT 6A


LABRADOR MUTUAL FUND
DISTRIBUTION AGREEMENT


DISTRIBUTION AGREEMENT, dated as of August 1, 1998 between Labrador Mutual Fund, a Delaware business trust (the "Trust"), and Unified Management Corporation, an Indiana corporation (the "Distributor").

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Trust desires to retain the Distributor as the principal underwriter of the Trust's shares of beneficial interest (the "Shares"); and

WHEREAS, the Distributor is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

Section 1.  Delivery of Documents. The Trust has delivered to the
Distributor copies of the following documents and will deliver to the Distributor all future amendments and supplements thereto, if any:

(a) The Trust's Declaration of Trust and all amendments thereto (as currently in effect and as from time to time amended, hereinafter referred to as the "Declaration");

(b) The Trust's By-Laws (as currently in effect and as from time to time amended, hereinafter referred to as the "By-Laws");

(c) Resolutions of the Board of Trustees authorizing the execution and delivery of this Agreement;

(d)  The Trust's Registration Statement under the Securities Act of
1933, as amended (the "1933 Act"), and the 1940 Act on Form N-IA most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent amendments or supplements thereto (the "Registration Statement");

(e) The Trust's Notification of Registration under the 1940 Act on Form N-8A as filed with the Commission; and

The Trust's current Prospectus and Statement of Additional Information (as currently in effect and as from time to time amended and supplemented, hereinafter collectively referred to as the "Prospectus").

Section 2.   Distribution.

2.1 Appointment of Distributor. The Trust hereby appoints the Distributor as principal underwriter of the Shares of each portfolio of the Trust that is set forth on Exhibit A to this Agreement (each a "Fund") and the Distributor hereby accepts such appointment and agrees to render the services and duties set forth in this Agreement.

2.2   Services and Duties.

  (a) The Trust agrees to sell through the Distributor, as agent, from time to time during the term of this Agreement, Shares of each Fund upon the terms and at the current offering prices as described in the Prospectus. The Distributor will act only in its own behalf as principal in making agreements with selected dealers or others for the sale and redemption of Shares, and shall sell Shares only at the offering prices as set forth in the Prospectus. The Distributor shall devote its best efforts to effect the sale of shares, but shall not be obligated to sell any certain number of Shares.

  (b) In all matters relating to the sale and redemption of Shares, the Distributor and its designed agent(s) will act in conformity with the Trust's Declaration, By-laws and Prospectus and with the instructions and directions of the Board of Trustees and will conform and comply with the requirements of the Securities Exchange Act of 1934, as amended, the 1933 Act, the 1940 Act, the regulations of the National Association of Securities Dealers, Inc. and all other applicable federal or state laws or regulations. In connection with the sale of Shares, the Distributor acknowledges and agrees that it is not authorized to provide any information or make any representation other than as contained in the Trust's Registration Statement or Prospectus and any sales literature approved by the Trust.

  (c) The Trust will bear the costs and expenses incurred for (i) printing and mailing to prospective investors copies of the Prospectus (including supplements thereto) and annual and interim reports of the Trust which are used in connection with the offering of Trust's Shares; (ii) preparing, printing and mailing any other literature used by the Distributor in connection with the sale of the Shares and (iii) NASD advertising compliance expenses borne by the Distributor. See Exhibit B attached.

  (d) All Trust Shares offered for sale by the Distributor shall be offered for sale to the public at a price per Share (the "offering price") equal to their net asset value (determined in the manner set forth in the Trust's then-current Prospectus).

2.3  Sales and Redemptions.

  (a) The Trust shall pay all costs and expenses in connection with the registration of the Shares under the 1933 Act, and all expenses in connection with maintaining facilities for the issue and transfer of the Shares and for supplying information, prices and other data to be furnished by the Trust hereunder, and all expenses in connection with preparing, printing and distributing any Prospectus, except as set forth in Section 2.2(c) hereof.

(b) The Trust shall execute all documents, furnish all information and otherwise take all actions which may be reasonably necessary in the discretion of the Trust's officers in connection with the qualification of the Shares for sale in such states as the Distributor may designate to the Trust and the Trust may approve, and the Trust shall pay all fees which may be incurred in connection with such qualification. The Distributor shall pay all expenses connected with its qualification as a dealer under state or federal laws and, except as otherwise specifically provided in this Agreement, all other expenses incurred by the Distributor in connection with the sale of the Shares as contemplated in this Agreement. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid as provided in any plan which may be adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act.

(c) The Trust shall have the right to suspend the sale of Shares at any time in response to conditions in the securities markets or otherwise, and to suspend the redemption of Shares at any time permitted by the 1940 Act or the rules of the Commission

(d)  The Trust reserves the right to reject any order for Shares.

(e) No Shares shall be offered by either the Trust or the Distributor under any provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the Registration Statement shall be suspended under any of the provisions of the 1933 Act, or if and so long as a Prospectus as required by Section 10 of the 1933 Act is not on file with the Commission; provided, however, that nothing contained in this subsection shall in any way restrict or have any application to or bearing upon the Trust's obligation to repurchase any Shares from any shareholder in accordance with the provisions of the Prospectus.

Section 3. Limitation of Liability. The Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Distributor's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee or agent of the Distributor, who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust, or acting on any business of the Trust (other than services or business in connection with the Distributors duties as distributor hereunder), to be rendering such services to or acting solely for the Trust and not as an officer, director, partner, employee or agent of, or one under the control or direction of, the Distributor even though paid by the Distributor.

Section 4.  Indemnification.

4.1. Trust Representations. The Trust represents and warrants to the Distributor that at all times the Registration Statement and Prospectus will in all material respects conform to the applicable requirements of the 1933 Act and the rules and regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made herein with respect to any statements in the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of' and with respect to, the Distributor specifically for use in the Registration Statement or Prospectus.

4.2. Distributor's Representations. The Distributor represents and warrants to the Trust that it is duly organized and validly existing as an Indiana corporation and is and at all times will remain duly authorized and licensed to carry out its services as contemplated herein.

4.3. Trust Indemnification. The Trust will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or in any application or other document executed by or on behalf of the Trust, or arise out of, or are based upon, information furnished by or on behalf of the Trust filed in any state in order to qualify the Shares under the securities or blue sky laws thereof ("Blue Sky Application"), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Trust shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectus, any Blue Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein.

The Trust shall not indemnify any person pursuant to this Section 4.3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of obligations and duties, under this Agreement ("disabling conduct") or, in the absence of such a decision, a reasonable determination (based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of Trustees who are neither "interested persons" of the Trust (as defined in the 1940 Act) nor parties to the proceeding, or by an independent legal counsel in a written opinion.

The Trust shall advance attorneys' fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 4.3, so long as such person shall: (i) undertake to repay all such advances unless it is ultimately determined that he is entitled to indemnification hereunder; and
(ii) provide security for such undertaking, or the Trust shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of disinterested non-party Trustees of the Trust (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.

4.4. Distributor's Indemnification. The Distributor will indemnify, defend and hold harmless the Trust, the Trust's several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations and warranties in Section 4.2 hereof, or which arise out of, or are based upon, any true statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any of its several officers and Trustees by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust's several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

4.5. General Indemnity Provisions. No indemnifying party shall be liable under its indemnity agreement contained in Section 4.3 or 4.4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

Section 5. Duration and Termination. The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto on the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Funds added pursuant to an Exhibit executed during the initial term of this Agreement) for two years thereafter, and shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect until the next annual continuance of this Agreement and from year to year thereafter, subject to approval as described above. This Agreement may be terminated by the Trust with respect to any Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Section 6. Miscellaneous.

6.1. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

6.2. Construction. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 5 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

6.3. Notices. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Trust shall be sufficiently given if addressed to the Trust and mailed or delivered to it at its principal office set forth in the Registration Statement, or at such other place as the Trust may from time to time designate in writing. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Distributor shall be sufficiently given if addressed to the Distributor and mailed or delivered to it at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, Attention: President, or at such other place as the Distributor may from time to time designate in writing.

6.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

                                    LABRADOR MUTUAL FUND

                                        By   /S/ PETER ALLEN SCHUH
                                            ---------------------------


                                    UNIFIED MANAGEMENT CORPORATION

                                    By   DAVID A BOGAERT
                                         -----------------------------

                                   Title:  Executive Vice President

                                   Date:  August 12, 1998

                                   By  /S/ STEPHEN D. HIGHSMITH
                                    -------------------------------

                                   Title: SR. Vice President/ COO

                                   Date: August 12, 1998




EXHIBIT A
to
Distribution Agreement


List of Portfolios


The Labrador Mutual Fund


EXHIBIT B
to
Distribution Agreement


Fee Schedule

Review of Sales Literature:                  $50 per hour, plus applicable
                                             NASD advertising review fees

Maintenance of Fund officer NASD licenses    $150 per individual, plus
                                             applicable license including
                                             compliance review. fees.





IN WITNESS WHEREOF, the parties hereto have caused this Exhibit to be executed by their officers designated below as of the date and year first above written.

LABRADOR MUTUAL FUND

                                        By   /S/ PETER ALLEN SCHUH
                                            ---------------------------


                                    UNIFIED MANAGEMENT CORPORATION

                                    By   DAVID A BOGAERT
                                         -----------------------------

                                   Title:  Executive Vice President

                                   Date:  August 12, 1998

                                   By  /S/ STEPHEN D. HIGHSMITH
                                    -------------------------------

                                   Title: SR. Vice President/ COO

                                   Date: August 12, 1998



EXHIBIT 6B


UNIFIED MANAGEMENT CORPORATION
431 NORTH PENNSYLVANIA STREET
INDIANAPOLIS, INDIANA 46204
317-917-7002


DISTRIBUTION ASSISTANCE AGREEMENT


   This Agreement is made between the broker/dealer or other financial institution executing this Agreement ("Provider") and Unified Management Corporation ("Unified") on behalf of the Labrador Mutual Fund (the "Fund"), for which Unified administers a Distribution Plan (the "Plan") and which have approved this form of Agreement.

   Provider understands that The Labrador Mutual Fund (the "Fund") have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), with respect to one or more series (each, a "Fund") of its shares of beneficial ownership (collectively, the "Shares") for making payments to selected brokers for distribution assistance.

   Provider further understands that Unified is the principal underwriter as defined in the Investment Company Act of 1940 and from which Provider has the right to purchase shares.

   In consideration of the mutual covenants hereinafter contained, Provider desires to enter into an agreement with Unified for distribution assistance of the Shares, and it is hereby agreed by and between the parties hereto as follows:

   1. Provider certifies that it is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") and agrees to maintain membership in the NASD, or, in the alternative, that Provider is a foreign broker not eligible for membership in the NASD. In either case, Provider agrees to abide by all of the rules and regulations of the NASD which are binding upon underwriters and brokers in the distribution of the shares of open-end investment companies, including without limitation:
Section 24 of Article III of the Rules of Fair Practice; Rule 26 of its Rules of Fair Practice; all of which are incorporated herein as if set forth in full. Provider further agrees to comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies. Provider agrees that it will not sell, or offer for sale, Shares in any state or jurisdiction where they are not exempt from registration or have not been qualified for sale.

   By our acceptance of this Agreement, Provider represents and certifies that Provider is a broker-dealer registered with the Securities and Exchange Commission. Provider's acceptance also constitutes a representation that Provider has been duly authorized by the proper corporate action(s) to enter into this Agreement and to perform its obligations hereunder.

   2. Provider will offer and sell Shares only in accordance with the terms and conditions of the Trust's then current Prospectus with respect thereto, and Provider will make no representations not included in said Prospectus or in any authorized supplemental material supplied by the Trust. Provider will use its best efforts in the development and promotion of sales of the Shares and agrees to be responsible for the proper instruction and training of all sales personnel employed by it, in order that the Shares will be offered in accordance with the terms and conditions of this Agreement and all applicable laws, rules and regulations. Provider agrees to hold the Trust and Unified harmless and indemnify the Trust and Unified in the event that Provider, or any of its sales representatives, should violate any law, rule or regulation, or any provisions of this Agreement, which may result in liability to the Trust or Unified; and in the event the Trust or Unified determines to refund any amount paid by any investor by reason of any such violation on Provider's part, Provider shall return to the Trust or Unified any distribution assistance payments previously paid or allowed by the Trust or Unified to Provider with respect to the transaction for which the refund is made. All expenses which Provider incurs in connection with its activities under this Agreement shall be borne by the Provider.

   3. For purposes of this Agreement "Qualified Accounts" shall mean: accounts of customers of Provider who have purchased Shares and who use Provider's facilities to communicate with the Trust or Unified or to effect redemptions or additional purchases of Shares and with respect to which Provider provides shareholder and administration services, which services may include, without limitation: answering inquiries regarding the Trust; assistance to customers in changing dividend options, account designations and addresses; establishment and maintenance of shareholder accounts and records; processing purchase and redemption transactions; exchanging shares between Funds of the Trust; automatic investment in Shares of customer account cash balance; providing periodic statements showing a customer's account balance and the integration of such statements with those of other transactions and balances in the customer's other accounts serviced by Provider; arranging for bank wires; and such other information and services as the Trust or Unified reasonably may request with respect to the Shares, to the extent Provider is permitted by applicable statute, rule or regulation.

   4. In consideration of the services and facilities described herein, Provider shall be entitled to receive from Unified fees based on the average daily net assets of each Fund of the Trust for which a Plan is in effect and representing Shares for which Provider is the broker of record, as set forth in the Schedule hereto, provided that such fees shall not exceed those set forth in such Plan. Provider understands that the payment of such fees has been authorized pursuant to the related Plan approved by the Board of Trustees and shareholders of the Trust and shall be paid only so long as the related Plan and this Agreement are in effect.

   5. The frequency of payment, the terms of any right to sell in a territory, and any other supplemental terms, conditions or qualifications for Provider to receive such payments are subject to change by the Trust or Unified from time to time upon written notice. Any orders placed after the effective date of such change shall be subject to the fee rates in effect at the time of receipt of the payment by the Trust or Unified.

   6. Provider understands and agrees that in performing its services covered by this Agreement Provider is acting as principal, and the Trust and Unified are in no way responsible for the manner of Provider's performance or for any of its acts or omissions in connection therewith. Nothing in this Agreement or in any Plan shall be construed to constitute Provider or any of its agents, employees or representatives as the Trust's or Unified's agent, partner or employee.

   7. In all sales of shares of the Fund to the public, Provider shall act as dealer for its own account, and in no transaction shall Provider have authority to act as agent for the Fund or for Unified Management
Corporation.

   8. Orders that Unified receives from Provider will be accepted only at the net asset value applicable to each order. The minimum dollar purchase of shares of the Fund by any person shall be the applicable minimum amount described in the current Fund Prospectus, and no order for less than such amount will be accepted hereunder. The procedures relating to the handling of orders shall be subject to instructions which Unified shall communicate from time to time to Provider. All orders are subject to acceptance or rejection by Unified in Unified's sole discretion.

   9. This Agreement shall terminate automatically (i) in the event of its "assignment" (as defined in Section 2(a)(4) of the Act) or (ii) with respect to a Plan, in the event such Plan is terminated.
   10. This Agreement may be terminated at any time with respect to a Plan (without payment of any penalty) by a majority of the "Qualified Trustees" (as defined in such Plan) or by a vote of a majority of the outstanding voting securities of the related Fund, or by Unified on 60 days' written notice to Provider at its principal place of business. Provider may terminate this Agreement on 60 days' written notice addressed to the Trust and Unified at Unified's principal place of business. Without limiting the generality of the foregoing, any provision hereof to the contrary notwithstanding, Provider's expulsion from the NASD will automatically terminate this Agreement without notice; and Provider's suspension from the NASD, or violation of applicable state or federal laws or rules and regulations of authorized regulatory agencies, will terminate this Agreement effective upon the date of mailing notice to Provider of such termination.

   11. Provider agrees to pay for Fund shares by or before the settlement date by check or Federal wire payable to the order of the Fund, which reserves the right to delay issuance or transfer of shares until such check has cleared. If such payment is not received by Unified, Unified reserves the right, without notice, forthwith either to cancel the sale, or at Unified's option, to sell the shares ordered back to the Fund, and in either case, Provider shall be responsible for any loss suffered by the Fund.

   12. Provider agrees to purchase shares only from Unified or from Provider's customers. If Provider purchases shares from Unified, Provider agrees that all such purchases shall be made only: (a) to cover orders already received by Provider from its customer, or (b) for Provider's own bona fide investment. Provider, in turn, agrees that Provider will not purchase any securities from the Fund except for the purpose of covering purchase orders which Provider has already received.

   13. Provider shall sell shares only: (a) to customers at the applicable net asset value. In such a sale to Unified, Provider may act either as agent or principal for its customer. If Provider acts as principal for its own account in purchasing shares for resale to Unified, Provider agrees to pay its customer not less than the price which Provider receives from Unified. If Provider acts as agent for its customer in selling shares to Unified, Provider agrees not to charge its customer more than a fair commission for handling the transaction.

   14.  Settlement shall be made promptly, but in no case later than three
(3) business days after Unified's acceptance of the order. If payment is not so received or made, the right is reserved forthwith to cancel the sale or, at Unified's option, to resell the shares to the respective Fund, at the then prevailing net asset value in which latter case Provider will agree to be responsible for any loss, resulting to such Fund or to Unified from our failure to make payment as aforesaid.

   15. The Fund reserves the right in its discretion and Unified reserves the right in Unified's discretion, without notice, to suspend sales or withdraw the offering of shares entirely. Unified reserves the right, without notice, to amend, modify, or cancel this Agreement. This Agreement may not be assigned by either party without prior written consent of the other party.

   16. Provider will not offer shares of the Fund for sale in any state where they are not qualified for sale under the Blue Sky Laws and regulations of such state or where Provider is not qualified to act as a dealer, except for states in which they are exempt from qualification.

   17. No person is authorized to make any representations concerning shares of the Fund except those contained in the then current Fund Prospectus. In purchasing shares from Unified, Provider shall rely solely on the representations contained in such Prospectus. Unified will furnish additional copies of the current Prospectus and sales literature issued by Unified in reasonable quantities upon request.

   18. Neither this Agreement nor the performance of the services hereunder shall be considered to create a joint venture or partnership between Provider and Unified.

   19. All communications to the Trust or Unified shall be sent to Unified at Unified's address set forth above. Any notice to Provider shall be duly given if mailed or telegraphed to Provider at the address set forth below.

   20. This Agreement shall become effective on the later of (i) the date the Plan is adopted and becomes effective, or (ii) the date this Agreement is accepted by Unified as indicated below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Indiana.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized signatories designated below as of the date set forth below.



Provider:

Broker Dealer Tax I.D. #:

Address:

City:


            State:                             Zip Code:


Dated:

By:
            Authorized Signatory

            Name:
            Printed

Title:



UNIFIED MANAGEMENT CORPORATION
431 North Pennsylvania Street
Indianapolis, Indiana 46204


By:

Name:

Title:


By:

Name:

            Title:





EXHIBIT A
to
Distribution Assistance Agreement


Funds covered by this Agreement:

The Labrador Fund

Distribution Assistance Fees:

   1. During the term of this Agreement, the Funds will pay Provider a monthly fee. This fee will be computed at the annual rate of 0.25% of the average net asset value of shares of the Funds held during the month in accounts for which the Provider provides Services under this Agreement, so long as the average net asset value of shares in the Funds during the month equals or exceeds such minimum amount as the Funds shall from time to time determine and communicate in writing to the Provider.

   2. For the monthly period in which the Distribution Assistance Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.




EXHIBIT 8


CUSTODY AGREEMENT


       This agreement (the "Agreement") is entered into as of the 06 day of March, 1998 by and between Labrador Mutual Fund, (the "Fund"), an open-end diversified investment business trust organized under the laws of Delaware and having its office at 2344 Corte De La Jara, Pleasanton, California 94566 and Star Bank, National Association, (the "Custodian"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio, 45202.

       WHEREAS, the Fund and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Fund as required by the Investment Company Act of 1940, as amended (the "Act").

       WHEREAS, the Fund hereby appoints the Custodian as custodian of all the Fund's Securities and moneys at any time owned by the Fund during the term of this Agreement (the "Fund Assets").

       WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties thereof as hereinafter set forth.

       THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:


ARTICLE  I
Definitions

       The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:
Authorized Person - the Chairman, President, Secretary, Treasurer, Controller, or Senior Vice President of the Fund, or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Trustees of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund, and listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.

       Book-Entry System - the Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.
Depository - The Depository Trust Company ("DTC"), a limited purpose trust company its successor(s) and its nominee(s) or any other person or clearing agent

       Dividend and Transfer Agent - the dividend and transfer agent appointed, from time to time, pursuant to a written agreement between the dividend and transfer agent and the Fund

       Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a trust or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United States.

       Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of domestic banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.

        Officers - the Chairman, President, Secretary, Treasurer,
Controller, and Senior Vice President of the Fund listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.

       Oral Instructions - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian on the business day immediately following receipt of such Oral Instructions.

       Prospectus - the Fund's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.

       Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any property or assets.

       Written Instructions - communication received in writing by the Custodian from an Authorized Person.


ARTICLE II
Documents and Notices to be Furnished by the Fund

       A       The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Fund:

         1. A copy of the Articles of Incorporation of the Fund certified by the Secretary.

         2. A copy of the By-Laws of the Fund certified by the Secretary

         3. A copy of the resolution of the Board of Trustees of the Fund appointing the Custodian, certified by the Secretary.

         4.       A copy of the then current Prospectus.

         5. A Certificate of the President and Secretary of the Fund setting forth the names and signatures of the Officers of the Fund.

       B. The Fund agrees to notify the Custodian in writing of the appointment of any Dividend and Transfer Agent.


ARTICLE III
Receipt of Fund Assets

       A. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all moneys constituting Fund Assets. The Custodian shall be entitled to reverse any deposits made on the Fund's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.

       B. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all Securities constituting Fund Assets. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.

       C. As and when received, the Custodian shall deposit to the account(s) of the Fund any and all payments for shares of the Fund issued or sold from time to time as they are received from the Fund's distributor or Dividend and Transfer Agent or from the Fund itself.

ARTICLE IV
Disbursement of Fund Assets

        A. The Fund shall furnish to the Custodian a copy of the resolution of the Board of Trustees of the Fund, certified by the Fund's Secretary, either (i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Fund, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or (ii) authorizing the declaration of dividends and distributions in respect of shares of the Fund on a daily basis and authorizing the Custodian to rely on a Certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.

               On the payment date specified in such resolution or Certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the Fund so that they are available for such payment.

        B. Upon receipt of Written Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer Agent from moneys held for the account of the Fund so that they are available for such payment.

        C. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Fund Assets. The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.

       D. Upon receipt of a Certificate directing payment, the Custodian shall disburse moneys from the Fund Assets in payment of the Custodian's fees and expenses as provided in Article VIII hereof.


ARTICLE V
Custody of Fund Assets

       A. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used by the Fund in accordance with Rule 17f-3 under the Act. Moneys held by the Custodian on behalf of the Fund may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.

         B. The Custodian shall hold all Securities delivered to it in safekeeping in a separate account or accounts maintained at Star Bank, N.A. for the benefit of the Fund.

         C. All Securities held which are issued or issuable only in bearer form, shall be held by the Custodian in that form; all other Securities held for the Fund shall be registered in the name of the Custodian or its nominee. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of the Fund and which may, from time to time, be registered in the name of the Fund.

       D. With respect to all Securities held for the Fund , the Custodian shall on a timely basis (concerning items 1 and 2 below, as defined in the Custodian's Standards of Service Guide, as amended from time to time, annexed hereto as Appendix C):

              1.) Collect all income due and payable with respect to such Securities;

              2.) Present for payment and collect amounts payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

              3.) Surrender Securities in temporary form for definitive Securities; and

              4.) Execute, as agent, any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any foreign taxing authority, now or hereafter in effect.

       E. Upon receipt of a Certificate and not otherwise, the Custodian shall:

              1.) Execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as beneficial owner of any Securities may be exercised;

              2.) Deliver any Securities in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation, or recapitalization of any trust, or the exercise of any conversion privilege;

              3.) Deliver any Securities to any protective committee, reorganization committee, or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization, or sale of assets of any trust, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

              4.) Make such transfers or exchanges of the assets of the Fund and take such other steps as shall be stated in said Certificate to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund; and

              5.) Deliver any Securities held for the Fund to the depository agent for tender or other similar offers.

       F. The Custodian shall promptly deliver to the Fund all notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by the Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by a Certificate or Written Instruction.

       G. The Custodian shall promptly deliver to the Fund all information received by the Custodian and pertaining to Securities held by the Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights.


ARTICLE VI
Purchase and Sale of Securities

       A. Promptly after each purchase of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such purchase the;
            1.)   name of the issuer and the title of the Securities,
            2.)   principal amount purchased and accrued interest, if any,
            3.)   date of purchase and settlement,
            4.)   purchase price per unit,
            5.)   total amount payable, and
            6.)   name of the person from whom, or the broker through
                  which, the purchase was made.

The Custodian shall, against receipt of Securities purchased by or for the Fund, pay out of the Fund Assets, the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.

        B. Promptly after each sale of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such sale the;

           1.)       name of the issuer and the title of the Securities,
           2.)       principal amount sold and accrued interest, if any,
           3.)       date of sale and settlement,
           4.)       sale price per unit,
           5.)       total amount receivable, and
           6.)       name of the person to whom, or the broker through
                     which, the sale was made.

The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written Instructions or Oral Instructions, as the case may be.

       C. On contractual settlement date, the account of the Fund will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made. Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the Fund, irrespective of delivery.

       D. Purchases and sales of Securities effected by the Custodian will be made on a delivery versus payment basis. The Custodian may, in its sole discretion, upon receipt of a Certificate, elect to settle a purchase or sale transaction in some other manner, but only upon receipt of acceptable indemnification from the Fund.

       E.       The Custodian shall, upon receipt of a Written
Instructions so directing it, establish and maintain a segregated account or accounts for and on behalf of the Fund. Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:

              1.) in accordance with the provision of any agreement among the Fund, the Custodian, and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended, and also a member of the National Association of Securities Dealers (NASD) (or any futures commission merchant registered under the Commodity Exchange
                         Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, the Commodity Futures Trading Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund;

              2.) for purposes of segregating cash or government securities in connection with options purchased, sold, or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund;

              3.) for the purpose of compliance by the fund with the procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act Release No. 10666, or any subsequent release or releases or rule of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies; and

              4.) for other corporate purposes, only in the case of this clause 4 upon receipt of a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary of the Fund, setting forth the purposes of such segregated account.

       F. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of the Fund unless there is sufficient cash in the account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Fund payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid at a rate per annum customarily charged by the Custodian on similar loans.


ARTICLE VII
Fund Indebtedness

       In connection with any borrowings by the Fund, the Fund will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings (including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note duly endorsed by the Fund, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Fund on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or the principal amount. The Custodian shall deliver on the borrowing date specified in the Certificate the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Certificate. The Custodian shall deliver, in the manner directed by the Fund, such Securities as additional collateral, as may be specified in a Certificate, to secure further any transaction described in this Article VII. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.

       The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.


ARTICLE VIII
Concerning the Custodian

          A. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct. The Fund shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost (including reasonable attorneys' fees) arising or alleged to arise from or relating to the Fund's duties hereunder or any other action or inaction of the Fund or its Trustees, officers, employees or agents, except such as may arise from the negligent action, omission, willful misconduct or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.

         B. Without limiting the generality of the foregoing, the Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:

                1.) The validity of the issue of any Securities purchased by or for the account of the Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

                2.) The legality of the sale of any Securities by or for the account of the Fund, or the propriety of the amount for which the same are sold;

                3.) The legality of the issue or sale of any shares of the Fund, or the sufficiency of the amount to be received therefor;

                4.) The legality of the redemption of any shares of the Fund, or the propriety of the amount to be paid therefor;

                5.) The legality of the declaration or payment of any dividend by the Fund in respect of shares of the Fund;

                6.) The legality of any borrowing by the Fund on behalf of the Fund, using Securities as collateral;

         C. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Fund from any Dividend and Transfer Agent of the Fund nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of the Fund of any amount paid by the Custodian to any Dividend and Transfer Agent of the Fund in accordance with this Agreement.

       D. Notwithstanding Section D of Article V, the Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.

         E. The Fund acknowledges and hereby authorizes the Custodian to hold Securities through its various agents described in Appendix B annexed hereto. The Fund hereby represents that such authorization has been duly approved by the Board of Trustees of the Fund as required by the Act. The Custodian acknowledges that although certain Fund Assets are held by its agents, the Custodian remains primarily liable for the safekeeping of the Fund Assets.

        In addition, the Fund acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Fund. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians. Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. Upon request, the Custodian shall promptly forward to the Fund any documents it receives from any agent or sub-custodian appointed hereunder which may assist trustees of registered investment companies fulfill their responsibilities under Rule 17f-5 of the Act.

        F. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of the Fund are such as properly may be held by the Fund under the provisions of the Articles of Incorporation and the Fund's By-Laws.

         G. The Custodian shall treat all records and other information relating to the Fund and the Fund Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Fund shall have consented thereto in writing or (ii) such disclosure is required by law.

         H. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian such compensation as shall be determined pursuant to Appendix D attached hereto, or as shall be determined pursuant to amendments to such Appendix D. The Custodian shall be entitled to charge against any money held by it for the account of the Fund, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees. The expenses which the Custodian may charge against the account of the Fund include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.

       I. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions. The Fund agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, facsimile or otherwise, on the same business day on which such Oral Instructions were given. The Fund agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund for acting upon Oral Instructions given to the Custodian hereunder concerning such transactions.

         J. The Custodian will (i) set up and maintain proper books of account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to
Section 31 thereof and Rules 31a-1 and 31a-2 thereunder and those records are the property of the Fund, and (ii) preserve for the periods prescribed by applicable Federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Fund, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Fund.

         K. The Custodian shall send to the Fund any report received on the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Fund may reasonably request from time to time.

         L. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Fund. The Custodian is not a selling agent for shares of the Fund and performance of its duties as custodian shall not be deemed to be a recommendation to the Fund's depositors or others of shares of the Fund as an investment.

         M. The Custodian shall take all reasonable action, that the Fund may from time to time request, to assist the Fund in obtaining favorable opinions from the Fund's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's Form N-1A, Form N-SAR, or other annual reports to the Securities and Exchange Commission.

       N. The Fund hereby pledges to and grants the Custodian a security interest in any Fund Assets to secure the payment of any liabilities of the Fund to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Fund to the Custodian.

ARTICLE IX
Force Majeure

       Neither the Custodian nor the Corporation shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian, in the event of a failure or delay, shall use its best efforts to ameliorate the effects of such failure or delay.

ARTICLE  X
Termination

       A. Either of the parties hereto may terminate this Agreement for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. If such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Fund. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $100,000,000 aggregate capital, surplus, and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Fund shall pay to the Custodian on behalf of the Fund such compensation as may be due as of the date of such termination. The Fund agrees on behalf of the Fund that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.

         B. If a successor custodian is not designated by the Fund, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Fund shall, upon the delivery by the Custodian to the Fund of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the
Fund) and moneys then owned by the Fund, be deemed to be the custodian for the Fund, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Fund, which shall be held by the Custodian in accordance with this Agreement.

ARTICLE XI
MISCELLANEOUS

       A. Appendix A sets forth the names and the signatures of all Authorized Persons, as certified by the Secretary of the Fund. The Fund agrees to furnish to the Custodian a new Appendix A in form similar to the attached Appendix A, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Appendix A.

         B. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, Officer, Director, past, present or future as such, of the Fund or of any predecessor or successor, either directly or through the Fund or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or be the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Fund, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Trustees of the Fund or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.

       C. The obligations set forth in this Agreement as having been made by the Fund have been made by the Board of Trustees, acting as such Trustees for and on behalf of the Fund, pursuant to the authority vested in them under the laws of the State of Delaware, the Articles of Incorporation and the By-Laws of the Fund. This Agreement has been executed by Officers of the Fund as officers, and not individually, and the obligations contained herein are not binding upon any of the Trustees, Officers, agents or holders of shares, personally, but bind only the Fund.

       D. Provisions of the Prospectus and any other documents (including advertising material) specifically mentioning the Custodian (other than merely by name and address) shall be reviewed with the Custodian by the Fund prior to publication and/or dissemination or distribution, and shall be subject to the consent of the Custodian.

       E. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Star Bank Center, 425 Walnut Street, M. L. 6118, Cincinnati, Ohio 45202, attention Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.

       F. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given when delivered to the Fund or on the second business day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Fund at its office at 2344 Corte De La Jara, Pleasanton, California 94566 or at such other place as the Fund may from time to time designate in writing.

       G. This Agreement, with the exception of the Appendices, may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board of Trustees of the Fund.

       H. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund or by the Custodian, and no attempted assignment by the Fund or the Custodian shall be effective without the written consent of the other party hereto.

       I. This Agreement shall be construed in accordance with the laws of the State of Ohio.

       J. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.




ATTEST:       Labrador Mutual Fund

           /S/ PETER ALLEN SCHUH
       By:----------------------------------------
       Title: Chairman

ATTEST:       Star Bank, N.A.

          /S/ MARSHA A CROXTON
       By:----------------------------------------
       Title:  Senior Vice President


APPENDIX A



       Authorized Persons                   Specimen Signatures


Chairman:                                   --------------------

President:                                  --------------------

Secretary:                                  --------------------

Treasurer:                                  --------------------

Controller:                                ---------------------

Vice-President:                            ---------------------

Adviser Employees:                         ---------------------

Transfer Agent/Fund Accountant

Employees:

             ---------------------    -------------------------

             ---------------------    -------------------------

             ---------------------    -------------------------

             ---------------------    -------------------------



APPENDIX  B



The following agents are employed currently by Star Bank, N.A. for securities processing and control . . .


           The Depository Trust Company (New York)
           7 Hanover Square
           New York, NY  10004

           The Federal Reserve Bank
           Cincinnati and Cleveland Branches

           Bankers Trust Company
           16 Wall Street
           New York, NY  10005
          (For Foreign Securities and certain non-DTC eligible Securities



APPENDIX  C

Standards of Service Guide


APPENDIX  D

Schedule of Compensation


EXHIBIT 9


MUTUAL FUND SERVICES AGREEMENT




Fund Accounting Services
and
Transfer Agency Services





between

LABRADOR MUTUAL FUND

and

UNIFIED FUND SERVICES, INC.


April 27, 1998



Exhibit A - Portfolio Listing
Exhibit B - Fund Accounting Services Description
Exhibit C - Transfer Agency Services Description
Exhibit D - Fees and Expenses




MUTUAL FUND SERVICES AGREEMENT


AGREEMENT (this "Agreement"), dated as of April 27, 1998, between the
Labrador Mutual Fund, a Delaware business trust (the "Fund"), and Unified Fund Services, Inc., an Indiana corporation ("Unified").

WITNESSTH:

WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund wishes to retain Unified to provide certain transfer agent, fund accounting and administration services with respect to the Fund, and Unified is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

Section 1. Appointment. The Fund hereby appoints Unified to provide transfer agent, fund accounting and fund administration services for the Fund, subject to the supervision of the Board of Trustees of the Fund (the "Board"), for the period and on the terms set forth in this Agreement. Unified accepts such appointment and agrees to furnish the services herein set forth in return for the compensation as provided in Section 6 and Exhibit D to this Agreement. The Fund will initially consist of the portfolios, funds and/or classes of shares (each a "Portfolio"; collectively the "Portfolios") listed on Exhibit A. The Fund shall notify Unified in writing of each additional Portfolio established by the Fund. Each new Portfolio shall be subject to the provisions of this Agreement, except to the extent that the provisions (including those relating to the compensation and expenses payable by the Fund and its Portfolios) may be modified with respect to each new Portfolio in writing by the Fund and Unified at the time of the addition of the new Portfolio.

Section 2. Representations and Warranties of Unified. Unified represents and warrants to the Fund that:

(a) Unified is a corporation duly organized and existing under the laws of the State of Indiana;

(b) Unified is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement, and all requisite corporate proceedings have been taken by Unified to authorize Unified to enter into and perform this Agreement;

(c) Unified has, and will continue to have, access to the facilities, personnel and equipment required to fully perform its duties and obligations hereunder;

(d) no legal or administrative proceedings have been instituted or threatened against Unified that would impair its ability to perform its duties and obligations under this Agreement; and

(e) Unified's entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of Unified or any law or regulation applicable to Unified.

Section 3. Representations and Warranties of the Fund. The Fund represents and warrants to Unified that:

(a) the Fund is a business trust duly organized and existing under the laws of the State of Delaware;

(b) the Fund is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement, and the Fund has taken all requisite proceedings to authorize the Fund to enter into and perform this Agreement;

(c) the Fund is an investment company properly registered under the 1940
Act; a registration statement under the Securities Act of 1933, as amended ("1933 Act") and the 1940 Act on Form N-lA has been filed and will be effective and will remain effective during the term of this Agreement, and all necessary filings under the laws of the states will have been made and will be current during the term of this Agreement;

(d) no legal or administrative proceedings have been instituted or threatened against the Fund that would impair its ability to perform its duties and obligations under this Agreement; and

(e) the Fund's entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

Section 4.  Delivery of Documents. The Fund will promptly furnish to
Unified such copies, properly certified or authenticated, of contracts, documents and other related information that Unified may request or requires to properly discharge its duties. Such documents may include but are not limited to the following:

(a) Resolutions of the Board authorizing the appointment of Unified to provide certain transfer agency, fund accounting and administration services to the Fund and approving this Agreement;

(b) The Fund's Declaration of Trust;

(c) The Fund's By-Laws;

(d) The Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC");

(e) The Fund's registration statement including exhibits, as amended, on Form N-1A (the "Registration Statement") under the 1933 Act and the 1940 Act, as filed with the SEC;

(f) Copies of the Management Agreement between the Fund and its investment adviser (the "Advisory Agreement");

(g) Opinions of counsel and auditors reports;

(h) The Fund's Prospectus and Statement of Additional Information relating to all Portfolios and all amendments and supplements thereto (such Prospectus and Statement of Additional Information and supplements thereto, as presently in effect and as from time to time hereafter amended and supplemented, herein called the "Prospectuses"); and

(i) Such other agreements as the Fund may enter into from time to time including securities lending agreements, futures and commodities account agreements, brokerage agreements, and options agreements.

Section 5.  Services Provided by Unified.

(a) Unified will provide the following services subject to the control, direction and supervision of the Board and in compliance with the objectives, policies and limitations set forth in the Fund's Registration Statement, Declaration of Trust and By-Laws; applicable laws and regulations; and all resolutions and policies implemented by the Board:

(i) Fund Accounting, as described on Exhibit B to this Agreement.

(ii)  Transfer Agency, as described on Exhibit C to this Agreement.

  (iii) Dividend Disbursing. Unified will serve as the Fund's dividend disbursing agent. Unified will prepare and mail checks, place wire transfers of credit income and capital gain payments to shareholders. The Fund will advise Unified in advance of the declaration of any dividend or distribution and the record and payable date thereof. Unified will, on or before the payment date of any such dividend or distribution, notify the Fund's Custodian of the estimated amount required to pay any portion of such dividend or distribution payable in cash, and on or before the payment date of such distribution, the Fund will instruct its Custodian to make available to Unified sufficient funds for the cash amount to be paid out. If a shareholder is entitled to receive additional shares by virtue of any such distribution or dividend, appropriate credits will be made to each shareholder's account and/or certificates delivered where requested. A shareholder not receiving certificates will receive a confirmation from Unified indicating the number of shares credited to his/her account.

(b) Unified will also:

(i) provide office facilities with respect to the provision of the services contemplated herein (which may be in the offices of Unified or a corporate affiliate of Unified);

(ii) provide or otherwise obtain personnel sufficient, in Unified's sole discretion, for provision of the services contemplated herein;

(iii) furnish equipment and other materials, which Unified, in its sole discretion, believes are necessary or desirable for provision of the services contemplated herein; and

(iv) keep records relating to the services provided hereunder in such form and manner as set forth on Exhibits B and C and as Unified may otherwise deem appropriate or advisable, all in accordance with the 1940 Act. To the extent required by Section 31 of the 1940 Act and the rules thereunder, Unified agrees that all such records prepared or maintained by Unified relating to the services provided hereunder are the property of the Fund and will be preserved for the periods prescribed under Rule 31a-2 under the 1940 Act, maintained at the Fund's expense, and made available in accordance with such Section and rules. Unified further agrees to surrender promptly to the Fund upon its request and cease to retain in its records and files those records and documents created and maintained by Unified pursuant to this Agreement.

Section 6.  Fees: Expenses: Expense Reimbursement.

(a) As compensation for the services rendered to the Fund pursuant to this Agreement the Fund shall pay Unified monthly fees determined as set forth on Exhibit D to this Agreement. Such fees are to be billed monthly and shall be due and payable upon receipt of the invoice. Upon any termination of this Agreement and before the end of any month, the fee for the part of the month before such termination shall be equal to the fee normally due for the full monthly period and shall be payable upon the date of termination of this Agreement.

(b) For the purpose of determining fees calculated as a function of a Portfolio's net assets, the value of the Portfolio's net assets shall be computed as required by the Prospectus, generally accepted accounting principles, and resolutions of the Board.

(c) Unified will from time to time employ or associate with such person or persons as may be appropriate to assist Unified in the performance of this Agreement. Such person or persons may be officers and employees who are employed or designated as officers by both Unified and the Fund. The compensation of such person or persons for such employment shall be paid by Unified and no obligation will be incurred by or on behalf of the Fund in such respect.

(d) Unified will bear all of its own expenses in connection with the performance of the services under this Agreement except as otherwise expressly provided herein. The Fund agrees to promptly reimburse Unified for any equipment and supplies specially ordered by or for the Fund through Unified and for any other expenses not contemplated by this Agreement that Unified may incur on the Fund's behalf at the Fund's request or as consented to by the Fund. Such other expenses to be incurred in the operation of the Fund and to be borne by the Fund, include, but are not limited to: taxes; interest; brokerage fees and commissions; salaries and fees of officers and directors who are not officers, directors, shareholders or employees of Unified, or the Fund's investment adviser or distributor; SEC and state Blue Sky registration and qualification fees, levies, fines and other charges; advisory fees; charges and expenses of custodians; insurance premiums including fidelity bond premiums; auditing and legal expenses; costs of maintenance of corporate existence; expenses of typesetting and printing of prospectuses and for distribution to current shareholders of the Fund; expenses of printing and production cost of shareholders' reports and proxy statements and materials; costs and expense of Fund stationery and forms; costs and expenses of special telephone and data lines and devices; costs associated with corporate, shareholder, and Board meetings; and any extraordinary expenses and other customary Fund expenses. In addition, Unified may utilize one or more independent pricing services, approved from time to time by the Board, to obtain securities prices and to act as backup to the primary pricing services, in connection with determining the net asset values of the Fund, and the Fund will reimburse Unified for the Fund's share of the cost of such services based upon the actual usage, or a pro-rata estimate of the use, of the services for the benefit of the Fund.

(e) The Fund may request additional services, additional processing, or special reports. Such requests may be provided by Unified at additional charges. In this event, the Fund shall submit such requests in writing together with such specifications as may be reasonably required by Unified, and Unified shall respond to such requests in the form of a price quotation. The Fund's written acceptance of the quotation must be received prior to implementation of such request. Additional services will be charged at Unified's standard rates.

(f) All fees, out-of-pocket expenses, or additional charges of Unified shall be billed on a monthly basis and shall be due and payable upon receipt of the invoice.

Unified will render, after the close of each month in which services have been furnished, a statement reflecting all of the charges for such month. Charges remaining unpaid after thirty (30) days shall bear interest in finance charges equivalent to, in the aggregate, the Prime Rate (as publicly announced by Star Bank, N.A., from time to time) plus 2.00% per year and all costs and expenses of effecting collection of any such sums, including reasonable attorney's fees, shall be paid by the Fund to Unified.

In the event that the Fund is more than sixty (60) days delinquent in its payments of monthly billings in connection with this Agreement (with the exception of specific amounts which may be contested in good faith by the
Fund), this Agreement may be terminated upon thirty (30) days' written notice to the Fund by Unified. The Fund must notify Unified in writing of any contested amounts within thirty (30) days of receipt of a billing for such amounts. Disputed amounts are not due and payable while they are being investigated.

Section 7. Proprietary and Confidential Information. Unified agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund, all records and other information relative to the Fund's prior, present or potential shareholders, and to not use such records and information for any purpose other than performance of Unified's responsibilities and duties hereunder. Unified may seek a waiver of such confidentiality provisions by furnishing reasonable prior notice to the Fund and obtaining approval in writing from the Fund, which approval shall not be unreasonably withheld and may not be withheld where the service agent may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities. Waivers of confidentiality are automatically effective without further action by Unified with respect to Internal Revenue Service levies, subpoenas and similar actions, or with respect to any request by the Fund.

Section 8.   Duties, Responsibilities and Limitations of Liability.

(a) In the event performance of its duties hereunder, Unified shall be obligated to exercise due care and diligence, and to act in good faith in performing the services provided for under this Agreement. In performing its services hereunder, Unified shall be entitled to rely on any oral or written instructions, notices or other communications from the Fund and its Custodian, officers and Trustees, investors, agents and other service providers which Unified reasonably believes to be genuine, valid and authorized. Unified shall also be entitled to consult with and rely on the advice and opinions of outside legal counsel retained by the Fund, as necessary or appropriate.

(b) Unified shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Fund, in connection with the matters to which this Agreement relates, except for a loss or expense solely caused by or resulting from willful misfeasance, bad faith or negligence on Unified's part in the performance of its duties or from reckless disregard by Unified of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee or agent of Unified, who may be or become an officer, director, partner, employee or agent of the Fund, shall be deemed when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with Unified's duties hereunder) to be rendering such services to or acting solely for the Fund and not as an officer, director, partner, employee or agent or person under the control or direction of Unified even though paid by Unified.

(c) Except for a loss or expense solely caused by or resulting from willful misfeasance, bad faith or negligence on Unified's part in the performance of its duties or from reckless disregard by Unified of its obligations and duties under this Agreement, Unified shall not be responsible for, and the Fund shall indemnify and hold Unified harmless from and against, any and all losses, damages, costs, reasonable attorneys' fees and expenses, payments, expenses and liabilities arising out of or attributable to:

(i) all actions of Unified or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by Unified or its officers or agents of information, records, or documents which are received by Unified or its officers or agents and furnished to it or them by or on behalf of the Fund, and which have been prepared or maintained by the Fund or any third party on behalf of the Fund;

(iii) the Fund's refusal or failure to comply with the terms of this Agreement or the Fund's lack of good faith, or its actions, or lack thereof involving negligence or willful misfeasance;

(iv)    the breach of any representation or warranty of the Fund hereunder;

(v) the taping or other form of recording of telephone conversations or other forms of electronic communications with investors and shareholders, or reliance by Unified on telephone or other electronic instructions of any person acting on behalf of a shareholder or shareholder account for which telephone or other electronic services have been authorized;

(vi) the reliance on or the carrying out by Unified or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Fund or recognition by Unified of any share certificates which are reasonably believed to bear the proper signatures of the officers of the Fund and the proper countersignature of any transfer agent or registrar of the Fund;

(vii) any delays, inaccuracies, errors in or omissions from data provided to Unified by data and pricing services;

(viii) the offer or sale of shares by the Fund in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Fund or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Fund prior to the effective date of this Agreement; and

(ix) the compliance by the Fund, its investment adviser, and its distributor with applicable securities, tax, commodities and other laws, rules and regulations.

Section 9. Terms. This Agreement shall become effective on the date first herein above written. This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto. This Agreement shall continue in effect unless terminated by either party on at least ninety (90) days' prior written notice. Upon termination of this Agreement, the Fund shall pay to Unified such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of termination or the date that the provision of services ceases, whichever is sooner.

  Should the Fund exercise its right to terminate this Agreement, the Fund agrees to pay a termination/conversion fee, simultaneous with the transfer of all Fund records to the successor mutual fund service provider(s), in an amount equal to the total compensation under this agreement for the 90 day period immediately preceding the termination notice date. In addition, the Fund agrees to pay for all conversion tape set-up fees, test conversion preparation and processing fees and final conversion fees.

  Such compensation to Unified shall be for the expenses incurred in connection with the retrieval, compilation and movement of books, records and materials relative to the deconversion or conversion of Fund records to the successor mutual fund service provider as directed by the Fund. Notwithstanding the foregoing, any amount owed by the Fund to Unified prior to the termination/conversion shall still be due and payable under the terms of this Agreement. No such compensation shall be due to Unified if Unified terminates this Agreement for reasons other than a default by the Fund.

  Upon the termination of the Agreement for any reason, Unified agrees to provide the Fund with complete and accurate tranfer agency, fund accounting and administration records and to assist the Fund in the orderly transfer of accounts and records. Without limiting the generality of the foregoing, Unified agrees upon termination of this Agreement:

  (a) to deliver to the successor mutual fund service provider(s), computer tapes containing the Fund's accounts and records together with such record layouts and additional information as may be necessary to enable the successor mutual fund service provider(s) to utilize the information therein;

  (b) to cooperate with the successor mutual fund service provider(s) in the interpretation of the Fund's account and records;

  (c) to forward all shareholder calls, mail and correspondence to the new mutual fund service provider(s) upon de-conversion; and

  (d) to act in good faith, to make the conversion as smooth as possible for the successor mutual fund service provider(s) and the Fund.

Section 10. Notices. Any notice required or permitted hereunder shall be in writing and shall be deemed to have been given when delivered in person or by certified mail, return receipt requested, to the parties at the following address (or such other address as a party may specify by notice to the other):

(a) If to the Fund, to:

Labrador Mutual Fund
2344 Corte De La Jara
Pleasanton, California  94566
Attention:  President

(b) If to Unified, to:

Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204
Attention:  President

Notice shall be effective upon receipt if by mail, on the date of personal delivery (by private messenger, courier service or otherwise) or upon confirmed receipt of telex or facsimile, whichever occurs first.

Section 11. Assignability. This Agreement shall not be assigned by either party hereto without the prior written consent of the other party.

Section 12. Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

Section 13. Force Majeure. Unified shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitations, acts of God, earthquake, fires, floods, wars, acts of civil or military authorities, or governmental actions, nor shall any such failure or delay give the Fund the right to terminate this Agreement.

Section 14. Use or Name. The Fund and Unified agree not to use the other's name nor the names of such other's affiliates, designees, or assignees in any prospectus, sales literature, or other printed material written in a manner not previously, expressly approved in writing by the other or such other's affiliates, designees, or assignees except where required by the SEC or any state agency responsible for securities regulation.

Section 15. Amendments. This Agreement may be modified or amended from time to time by mutual written agreement between the parties. No provision of this Agreement may be changed, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought

Section 16. Severability. If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

Section 17. Governing Law. This Agreement shall be governed by the laws of the State of Indiana.



         IN WITNESS WHEREOF, the parties hereto have caused this Mutual Fund Services Agreement to be signed by their respective duly authorized officers as of the day and year first above written.


 LABRADOR MUTUAL FUND


          By /S/ PETER ALLEN SCHUH                      Date: August 1, 1998

     Print Name: Peter Allen Schuh

     Title: President


     Attest:  /S/ ALLEN JOHN SCHUH





     UNIFIED FUND SERVICES, INC.





          By /S/ DAVID A BOGAERT                        Date: August 11, 1998

     Print Name: David A. Bogaert

     Title  President



     By: /S/ LINDA A LAWSON                             Date: August 12, 1998

     Print Name: Linda A. Lawson

     Title: Sr. Vice President, C.O.O.

     Attest  /S/ CAROL J HIGHSMITH




EXHIBIT A
to
Mutual Fund Services Agreement

List of Portfolios


The Labrador Mutual Fund



EXHIBIT B
to
Mutual Fund Services Agreement

Description of Fund Accounting Services

I. General Description

Unified shall provide the following accounting services to the Fund:

A. Calculate dividend and capital gain distributions in accordance with distribution policies detailed in the Fund's Prospectus. Assist Fund management in making final determinations of distribution amounts.

B. Estimate and recommend year-end dividend and capital gain distributions necessary to establish Fund's status as a regulated investment company ("RIC") under Section 4982 of the Internal revenue Code of 1986, as amended (the "Code") regarding minimum distribution requirements.

C. Working with the Fund's public accountants or other professionals, prepare and file Fund's Federal tax return on Form 1120-RIC along with all state and local tax returns where applicable. Prepare and file Federal Excise Tax Return (Form 8613).

D. Maintain the books and records and accounting controls for the Fund's assets, including records of all securities transactions.

E. Calculate each Portfolio's net asset value in accordance with the Prospectus and (once the Portfolio meets eligibility requirements) transmit to NASDAQ and to such other entities as directed by the Fund.

F. Account for dividends and interest received and distributions made by the Fund.

G. Prepare Fund or Portfolio expense projections, establish accruals and review on a periodic basis, including expenses based on a percentage of Fund's average daily net assets (advisory and administrative fees) and expenses based on actual charges annualized and accrued daily (audit fees, registration fees, directors' fees, etc.).

H. Produce transaction data, financial reports and such other periodic and special reports as the Board may reasonably request.

I. Liaison with the Fund's independent auditors.

J. Monitor and administer arrangements with the Fund's Custodian and depository banks.

K. A listing of reports that will be available to the Fund is included below.

II. Daily Reports

A. General Ledger Reports
1. Trial Balance Report
2. General Ledger Activity Report

B. Portfolio Reports
1. Portfolio Report
2. Cost Lot Report
3. Purchase Journal
4. Sell/Maturity Journal
5. Amortization/Accretion Report
6. Maturity Projection Report

C. Pricing Reports
1. Pricing Report
2. Pricing Report by Market Value
3. Pricing Variance by % Change
4. NAV Report
5. NAV Proof Report
6. Money Market Pricing Report

D. Accounts Receivable/Payable Reports
1. Accounts Receivable for Investments Report
2. Accounts Payable for Investments Report
3. Interest Accrual Report
4.   Dividend Accrual Report

E. Other Reports
1. Dividend Computation Report
2. Cash Availability Report
3. Settlement Journal
IV. Monthly Reports

Standard Reports
1. Cost Proof Report
2. Transaction History Report
3. Realized Gain/Loss Report
4. Interest Record Report
5. Dividend Record Report
6. Broker Commission Totals
7. Broker Principal Trades
8.  Shareholder Activity Report
9. Fund Performance Report
10. SEC Yield Calculation Work Sheet (fixed-income funds only)

EXHIBIT C
to
Mutual Fund Services Agreement

Description of Transfer Agency Services

The following is a general description of the transfer agency services Unified shall provide to the Fund.

A. Shareholder Recordkeeping. Maintain records showing for each Fund shareholder the following: (i) name, address and tax identifying number;
(ii) number of shares of each Portfolio; (iii) historical information including, but not limited to, dividends paid and date and price of all transactions including individual purchases and redemptions; and (iv) any dividend reinvestment order, application, dividend address and correspondence relating to the current maintenance of the account.

B. Shareholder Issuance. Record the issuance of shares of each Portfolio. Except as specifically agreed in writing between Unified and the Fund, Unified shall have no obligation when countersigning and issuing and/or crediting shares to take cognizance of any other laws relating to the issue and sale of such shares except insofar as policies and procedures of the Stock Transfer Association recognize such laws.

C. Purchase Orders. Process all orders for the purchase of shares of the Fund in accordance with the Fund's current registration statement. Upon receipt of any check or other payment for purchase of shares of the Fund from an investor, Unified will (i) stamp the envelope with the date of receipt, (ii) forthwith process the same for collection, (iii) determine the amounts thereof due the Fund, and notify the Fund of such determination and deposit, such notification to be given on a daily basis of the total amounts determined and deposited to the Fund's custodian bank account during such day. Unified shall then credit the share account of the investor with the number of Portfolio shares to be purchased made on the date such payment is received by Unified, as set forth in the Fund's current prospectus and shall promptly mail a confirmation of said purchase to the investor, all subject to any instructions which the Fund may give to Unified with respect to the timing or manner of acceptance of orders for shares relating to payments so received by it.

D. Redemption Orders. Receive and stamp with the date of receipt all requests for redemptions or repurchase of shares held in certificate or non-certificate form, and process redemptions and repurchase requests as follows: (i) if such certificate or redemption request complies with the applicable standards approved by the Fund, Unified shall on each business day notify the Fund of the total number of shares presented and covered by such requests received by Unified on such day; (ii) on or prior to the seventh calendar day succeeding any such requests received by Unified, Unified shall notify the Custodian, subject to instructions from the Fund, to transfer monies to such account as designated by Unified for such payment to the redeeming shareholder of the applicable redemption or repurchase price; (iii) if any such certificate or request for redemption or repurchase does not comply with applicable standards, Unified shall promptly notify the investor of such fact, together with the reason therefor, and shall effect such redemption at the Fund's price next determined after receipt of documents complying with said standards, or, at such other time as the Fund shall so direct.

E. Telephone Orders. Process redemptions, exchanges and transfers of Fund shares upon telephone instructions from qualified shareholders in accordance with the procedures set forth in the Fund's current
Prospectus. Unified shall be permitted to redeem, exchange and/or transfer Fund shares from any account for which such services have been authorized.

F. Transfer of Shares. Upon receipt by Unified of documentation in proper form to effect a transfer of shares, including in the case of shares for which certificates have been issued the share certificates in proper form for transfer, Unified will register such transfer on the Fund's shareholder records maintained by Unified pursuant to instructions received from the transferor, cancel the certificates representing such shares, if any, and if so requested, countersign, register, issue and mail by first class mail new certificates for the same or a smaller whole number of shares.

G. Shareholder Communications and Meetings. Address and mail all communications by the Fund to its shareholders promptly following the delivery by the Fund of the material to be mailed. Prepare shareholder lists, mail and certify as to the mailing of proxy materials, receive the tabulated proxy cards, render periodic reports to the Fund on the progress of such tabulation, and provide the Fund with inspectors of election at any meeting of shareholders.

H. Share Certificates. If the Fund issues certificates, and if a shareholder of the Fund requests a certificate representing his shares, Unified as Transfer Agent, will countersign and mail by first class mail with receipt confirmed, a share certificate to the investor at his/her address as it appears on the Fund's transfer hooks. Unified shall supply, at the expense of the Fund, a supply of blank share certificates. The certificates shall be properly signed, manually or by facsimile, as authorized by the Fund, and shall bear the Fund's seal or facsimile; and notwithstanding the death, resignation or removal of any officers of the Fund authorized to sign certificates, Unified may, until otherwise directed by the Fund, continue to countersign certificates which bear the manual or facsimile signature of such officer.

I. Returned checks. In the event that any check or other order for the payment of money is returned unpaid for any reason, Unified will take such steps, including redepositing the check for collection or returning the check to the investor, as Unified may, at its discretion, deem appropriate and notify the Fund of such action, or as the Fund may instruct.

J. Shareholder Correspondence. Acknowledge all correspondence from shareholders relating to their share accounts and undertake such other shareholder correspondence as may from time to time be mutually agreed upon.

EXHIBIT D
to
MUTUAL FUND SERVICES AGREEMENT

TRANSFER AGENCY FEE SCHEDULE

I  Standard Base Fee for Standard Base Services

      The Base Fee* is $1.50 for money market funds and $1.25 for equity/bond funds per active Shareholder Account per active Shareholder Account per month with a minimum fee of $1,250 per portfolio per month. An Active Shareholder Account is any Shareholder Account existing on Transfer Agent's computerized files with a non-zero Share balance. There is a $.25 per account charge for any account with a zero share balance for the current calendar year, as determined on the last day of each month.

     *The Base Fee does not include: forms design and printing, statement production, envelope design and printing, postage and handling, shipping, statement microfiche copies and 800 number access to Unified's shareholder services group.

      Unified supports for an additional monthly fee of $0.05 per account per service: receivables accounting, 12b-1 fund reporting, back-end sales load recapture accounting, and/or detailed dealer and representative load commission accounting and reporting. Funds paying dividends more frequently than once per quarter (generally, money market funds) are charged an additional $0.30 per month per account.

      Unified will provide lost account search services in connection of SEC Rules 17Ad-17 and 17a-24 at a cost of $2.50 per account per account searched.

These "Electronic Data Search Services" will be performed on a semi-annual basis. This service will apply to only Active Shareholder Accounts maintained on the transfer agency system coded as RPO accounts.

      In addition to the above fees, there will be a $500.00 minimum fee/rerun charge when the nightly processing has be repeated due to incorrect NAV or dividend information received from the Fund Accountant/Portfolio Pricing Agent.

II  Standard Base Transaction Fees

      Fund/Serv processing charges are $0.25 per transaction in addition to direct Fund/Serv charges that are passed through (See Section VI herein). Minimum charge: $500.00 per month



     Networking processing charges are $0.24 per account for Matrix levels 1, 2 & 4 and $0.06 for Matrix level 3 in addition to direct Networking charges that are passed through (See Section VI herein). Minimum charge: $500.00 per month.

III  Standard Services Provided

-Opening new accounts
-Maintaining Shareholder accounts
     Includes:
     -Maintaining certificate records
     -Changing addresses
     -Daily reports on number of Shares, accounts
     -Preparation of Shareholder federal tax information
     -Withhold taxes on U.S. resident and non-resident alien accounts
     -Reply to Shareholder calls and correspondence other than that for Fund information and related inquiries

-Processing purchase of Shares

-Issuing /Canceling of certificates (Excessive use may be subject to additional charges)

-Processing partial and complete redemptions
-Regular and legal transfer of accounts
-Mail processing of semi-annual and annual reports
-Processing dividends and distributions
-Prepare Shareholder meeting lists
-One proxy processing per year per fund. Tabulation is limited to three. -Receiving and tabulating of proxies
-Confirmation of all transactions as provided by the terms of each Shareholder's account

-Provide a system which will enable Fund to monitor the total number of Shares sold in each state. System has capability to halt sales and warn of potential oversell. (Blue Sky Reports)
-Determination/Identification of lost Shareholder accounts
-1099 reporting

IV  Standard Reports Available

-Daily Input Transaction Journal
-Company Maintenance Register
-Disbursement Register
-Tax Reporting Proof
-Aged Suspense Detail Report
-Transaction Journal
-Cash Receipts & Disbursements Proof
-Share Proof Report
-Daily Blue Sky Warning

V  Additional Fees for Services Outside the Standard Base

-Archiving of old records/storage of aged records    negotiable
-Off-line Shareholder research                       $25/hour (Billed to
                                                     customer account)

-Check copies                                        $3/each (Billed to
customer
                                                     account)
-Statement copies                                    $5/each (Billed to
customer
                                                     account)

-Maintenance of account history more than 13 mos. old $.18/acct/6 months
-Mutual Fund fulfillment/prospect file maintenance   $1.00/item
-Shareholder communications charges (Faxes)          pass through
-Leased line/equipment on TA's computer system       pass through
-Dial-up access to TA's computer system              pass through
-Labels                                              .05 ea/$100 minimum
-Electronic filings of approved forms                $75/transmission
-Monthly Director's Reports                          $25/mo/portfolio
       -Direct Fund/Serv expenses                    Pass through
       -Direct Networking expenses                   Pass through
-AD-HOC REPORTWRITER Report Generation               $50.00 per report
        -Bank Reconciliation Service                 $50.00 monthly maintenance
                                                     fee per bank account
                                                     $1.50 per bank item

-Systems Programming Labor Charges:

      System Support Representatives                 $100.00/hour
      Programmers, Consultants or
          Department Heads                           $125.00/hour
      Officers                                       $150.00/hour
      -Additional Proxy Processing:
      Each processing                                $225.00 fixed charge per
                                                     processing
      Preparation and Tabulation                     $0.145/proxy issued
          (includes 3 tabulations, sixteen
          propositions)
      Each Extra Tabulation                          $23.00 fixed charge per
processing
                                                     $0.02 per proxy tabulated

FUND ACCOUNTING FEE SCHEDULE

Standard Fee

            0.07%  for the first $150 million in total fund assets;
            0.06% from $150 million to $250 million in total fund assets; 0.05% over $250 million in total fund assets.

            Out of Pocket Fees:                 Fees charged for outside
pricing
                                                services and all accompanying

                                                administrative expenditures.



            Subject to a annual minimum of $18,000 per year.



Optional Services Available - Initial (for desired services)

-Additional portfolio sub-adviser fee                    $10,000/portfolio
-Multiple custodian fee                                  $5,000/fund group
-GNMA securities fee                                     $2,500/portfolio
-Monthly dividend estimation fee                         $2,500/portfolio
-Quarterly financial statement preparation fee           $5,000/portfolio
-Creation of semi-annual and annual reports              $3,000/fund group
-Statistical reporting fee (ICI, Lipper, Donoghue, etc.) $100/report
-Quarterly tax and compliance                            $4,000/portfolio
-Accrual calculations                                    $2,500/fund group
-S.E.C. yield calculations                               $1,000/portfolio
-S.E.C. audit requirements                               pass through
-Processing of backup withholding                        $1,500/portfolio

Special Report Generation Fees

AD-HOC Report Generation                       $75.00 per report
Reruns                                         $75.00 per run
Extract Tapes                                  $110.00 plus

Systems Programming Labor Charges

System Support Representatives                 $100.00/hour
Programmers, Consultants or Department Heads   $125.00/hour
Officers                                       $150.00/hour

De-Conversion Fees

        De-Conversion fees will be subject to additional charges commensurate with particular circumstances and dependent upon scope of problems.




EXHIBIT 10
Opinion of Legal Counsel

August 17, 1998



Labrador Mutual Fund
2344 Corte De La Jara
Pleasanton, California  94566

Gentlemen:

         We have acted as counsel to Labrador Mutual Fund (the "Fund"), a business trust organized under the laws of the State of Delaware, and based in Pleasanton, California, in connection with the filing of a registration statement on Form N-1A covering the offer and sale of an indefinite number of shares of beneficial interest of the Fund.

         We have examined copies of the Fund's Agreement and Declaration of Trust, the Fund's By-Laws, and the Fund's Registration Statement, as amended, on Form N-1A, Securities Act File No. 333-45579 (the "Registration Statement"). We have also examined the certificate of the Secretary of State of Delaware as to the existence of the Trust; a copy, as filed with the Secretary of State of Delaware on November 13, 1997, of the Agreement and Declaration of Trust and the Amendment thereto filed on February 22, 1998; and a certificate executed by an appropriate officer of the Trust certifying as to, and attaching copies of, the Agreement and Declaration of Trust and By-Laws and certain votes of the Trustees authorizing the issuance of an indefinite number of shares of beneficial interest in the Trust.

         In our examination of materials, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us. As to various questions of fact material to our opinion, we have relied upon statements and certificates of officers and
representatives of the Fund and others.   This opinion is based entirely on
our review of the documents described above. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.

         Subject to the foregoing assumptions, qualifications and limitations,

         Please be advised that it is our opinion that:

         The Trust is duly organized and existing under the Declaration of Trust as a voluntary association with transferable shares of beneficial interest commonly referred to as a Delaware Business Trust.

         The shares of beneficial interest of such Trust, when issued and sold in accordance with the Declaration of Trust, will be legally issued, fully paid and non-accessible. Shareholders of the Trust may under certain circumstances may be held personally liable for the Trust obligations.

         We understand that the Fund will rely upon this opinion in filing its Form N-1A Registration Statement with the Securities and Exchange Commission. We hereby consent to such use in filing of this opinion.

                              Very truly yours,

                              MITCHELL LAW OFFICES
                              A Professional Corporation



                              By:  /S/ ROBERT D MITCHELL
                                 ------------------------
                                   Robert D. Mitchell

EXHIBIT 11
Consent of Independent Public Accountants

To The Shareholders and Trustees
Labrador Mutual Fund:

I have audited the accompanying statement of assets and liabilities of Labrador Mutual Fund as of July 29, 1998. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted the audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. These procedures included confirmation of cash held by the custodian as of July 29, 1998, by correspondence with the custodian. I believe that the audit of the statement of assets and liabilities provides a reasonable basis for my opinion.

In my opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Labrador Mutual Fund as of July 29, 1998, in conformity with generally accepted accounting principles.




Marie Jones CPA


Saratoga, California
July 29, 1998


EXHIBIT 13

SHARE PURCHASE AGREEMENT


         This Agreement is made as of the 31 st day of July, 1998 between Labrador Investment Advisors, Inc., a California corporation ("LIA") and Labrador Mutual Fund, a Delaware business trust (the "Fund") a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         WHEREAS, the Fund wishes to sell to LIA, and LIA wishes to purchase from the Fund, $100,000 of shares of beneficial interest of the Fund (10,000 shares) at a purchase price of $10.00 per share
(collectively, the "Shares"); and

         WHEREAS, LIA is purchasing the Shares for the purpose of providing the initial capitalization of the Fund as required by the 1940 Act;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Simultaneously with the execution of this Agreement, LIA is delivering to Labrador Mutual Fund a wire in the amount of $100,000 in full payment for the Shares.

         2. LIA agrees that it is purchasing the Shares through Labrador Mutual Fund for investment purposes and has no present intention of redeeming or reselling the Shares or terminating its account.

         3. LIA further agrees that it may not withdraw the Shares from Labrador Mutual Fund at a rate, which at any time during the Fund's first two years of operations, exceeds in the aggregate $4,166.67 per month.

         Executed as of the date first set forth above.

LABRADOR INVESTMENT ADVISORS, INC.


/s/ Peter Allen Schuh
---------------------
Peter Allen Schuh,
Chairman, President


LABRADOR MUTUAL FUND

/s/ Peter Allen Schuh
---------------------------
Peter Allen Schuh
Chairman


EXHIBIT 14

TAX SHELTERED RETIREMENT PLANS - Since the Fund is oriented to long term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans
(IRAs); simplified employee pensions (SEPs); 401(k), 403(b) plans; Keogh (HR-10) Plans, qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open such plans, as well as more specific information regarding these retirement plan choices. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees and other processing fees for an IRA will be paid by the shareholder, by redemption of sufficient shares of the Fund, from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about IRA fees by calling the Transfer Agent at 1.800.494.6882.


EXHIBIT 15

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

       WHEREAS, Labrador Mutual Fund (the "Fund") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

       WHEREAS, the Fund is comprised of a series that is revised from time to time (each, a "Portfolio"); and

       WHEREAS, the Fund desires to adopt this Plan pursuant to Rule 12b-1 under the Act, and the Fund's Board has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Portfolios and their shareholders; and

       WHEREAS, the Fund employs Labrador Investment Advisors, Inc., (the "Manager") as investment manager for the Portfolios' shares (the "Shares") pursuant to a Management Agreement dated July 31, 1998.

       NOW, THEREFORE, the Fund hereby adopts, and the Manager hereby agrees to the terms of, this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

       1. (a) Each Portfolio shall pay the Manager a shareholder servicing and distribution fee at the annual rate of .25% of its average daily net assets.

           (b) Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Portfolio, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Portfolio shareholders, and (iii) otherwise promoting the sale of shares to the Portfolio, including paying for the preparation of advertising and sales literature and distribution of such promotional materials to prospective investors. The Manager shall determine the amounts to be paid to third parties and the basis on which such payments will be made. Payments to a third party are subject to compliance by the third party with the terms of any related Plan agreement between the third party and the Manager.

           (c) For the purposes of determining the fees payable under this Plan, the value of each Portfolio's net assets shall be computed in the manner specified in the Fund's charter documents as then in effect for the computation of the value of such Portfolio's net assets.

       2. As respects each Portfolio, this Plan shall not take effect until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of the relevant Portfolio.

       3. As respects each Portfolio, this Plan shall not take effect until it, together with any related agreement, has been approved by vote of a majority of both (a) the Fund's Board and
           (b) those Trustees who are not "interested persons" of the Fund (as defined by the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees") cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related Agreements.

       4. As respects each Portfolio, this Plan shall remain in effect until July 31, 2000 and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

       5. The Manager shall provide to the Fund's Board and the Board shall review, at least quarterly, a written report of amounts paid hereunder and the purposes for which they were made.

       6. As respects each Portfolio, this Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of its outstanding voting securities.

       7. This Plan may not be amended to increase materially the amount of compensation payable pursuant to paragraph 1 hereof unless such amendment is approved in the manner provided for initial approval in paragraph 2 hereof. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof.

       8. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the Trustees who are not such interested persons.

       9. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

      10. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name "Labrador Mutual Fund" is the designation of the Trustees for the time being under a Declaration of Trust dated November 13, 1997, as amended February 22, 1998, All persons dealing with the Fund must look solely to the property of the Fund for enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

       IN WITNESS WHEREOF, the Fund, on behalf of the Portfolios, and the Manager have executed this Plan as of the date set forth below.


Dated: July 31, 1998


LABRADOR MUTUAL FUND

     /S/ DANIEL THOMAS BURKE
By: ------------------------------------

LABRADOR INVESTMENT ADVISORS, INC.

     /S/  PETER ALLEN SCHUH
By: ------------------------------------


EXHIBIT 17
CONSENT OF INDEPENDENT AUDITOR

I consent to the inclusion in this registration statement of Form N-1A (File No.333-45579) of my report dated July 29, 1998, on my audit of the statement of assets and liabilities of Labrador Mutual Fund.


Marie Jones CPA

Saratoga, California
August 20, 1998


STATEMENT OF ASSETS AND LIABILITIES

July 29, 1998

                                                   LABRADOR MUTUAL FUND

ASSETS:
  Cash in Bank                                                 $100,000

  Total Assets                                                 $100,000

NET ASSETS                                                     $100,000

NET ASSETS CONSIST OF:
  Capital Paid In                                              $100,000

OUTSTANDING SHARES
  Indefinite Number of Shares of
  Beneficial Interest Authorized
  With Par Value of $.0001 Per Share                            $10,000

NET ASSET VALUE PER SHARE                                           $10

OFFERING PRICE PER SHARE                                            $10

LABRADOR MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

 The Labrador Mutual Fund (the "Trust") was organized as a business trust under the laws of the state of Delaware on November 13, 1997, as amended February 22, 1998. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $.0001 per share. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are freely transferable. The Labrador Mutual Fund is an open-end diversified portfolio of the Trust.

  The Trust uses an independent administrator, transfer agent, and dividend paying agent. No transactions other than those relating to organizational matters and the sale of 10,000 shares of Labrador Mutual Fund has taken place to date.

2. RELATED PARTY TRANSACTIONS

  In order to provide the initial capital for the Fund, Labrador Investment Advisors, Inc. has purchased a total of 10,000 shares of the Fund at $10.00 per share for an aggregate purchase price of $100,000. As long as Labrador Investment Advisors, Inc., owns more than 25% of the Fund's shares, it will be deemed to be in "control" of the Fund as that term is defined in the 1940 Act.

  Pursuant to a Management Agreement between the Fund and Labrador Investment Advisors, Inc., (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.

  Under the terms of the Management Agreement, the Fund has agreed to pay the Manager a management fee at the annual rate of 1.50% of the Fund's average daily net assets

  All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

  The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the Plan, exceed 2.40% of average annual net assets of the Fund, except that the amount of such fee waiver shall not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes.

3. CAPITAL STOCK AND DISTRIBUTION
  On July 31, 1998 an indefinite number of shares were authorized and paid-in capital amounted to $100,000 for Labrador Mutual Fund. Transactions in capital stock were as follows:


LABRADOR MUTUAL FUND

                                                              -------------
Shares sold.................................................     10,000
        Shares redeemed.....................................        -0-
                                                              -------------
        Net increase........................................     10,000
        Shares outstanding:
          Beginning of period...............................        -0-
                                                              -------------
          End of period.....................................     10,000
                                                              -------------